UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

INTERNATIONAL GAME TECHNOLOGY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2006 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of International Game Technology
will be held at

International Game Technology
9295 Prototype Drive
Reno, Nevada

on Tuesday, March 7, 2006, at 1:30 p.m.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting, please vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately tabulated. By using the Internet or telephone, you help IGT reduce the cost of postage and proxy tabulations.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT
IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET	VOTE BY TELEPHONE

Go to the Internet address on the enclosed proxy card to create an electronic ballot. You can also register to receive your Annual Report and Proxy Statement electronically, instead of in print.	Call the toll free number on the enclosed proxy card and follow the simple recorded instructions.

January 20, 2006

Dear Shareholder:

International Game Technology hereby invites you, as a shareholder, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at our corporate headquarters at 9295 Prototype Drive, Reno, Nevada, on Tuesday, March 7, 2006, at 1:30 p.m., local time, for the purpose of considering and acting upon the following matters:

1.	Electing eight directors for the ensuing year;

2.	Amending the International Game Technology 2002 Stock Incentive Plan;

3.	Amending the International Game Technology Employee Stock Purchase Plan;

4.	Ratifying the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending September 30, 2006; and

5.	Transacting any other business that may properly come before the meeting.

Only shareholders of record at the close of business on January 9, 2006, are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.

By Order of the Board of Directors,

David D. Johnson
Secretary

i

TABLE OF CONTENTS
(continued)

ii

INTERNATIONAL GAME TECHNOLOGY
9295 Prototype Drive
Reno, Nevada 89521
(775) 448-7777

PROXY STATEMENT

The board of directors of International Game Technology (“IGT”) is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Tuesday, March 7, 2006, at 1:30 p.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The annual meeting will be held at our headquarters at 9295 Prototype Drive in Reno, Nevada. A map with directions to our headquarters is included with this proxy statement. These proxy solicitation materials were mailed on or about January 20, 2006 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What am I being asked to vote on?

A:	(1) The election of nominees to serve on our board of directors;

(2)	Amendments to the International Game Technology 2002 Stock Incentive Plan to increase the share limit and change certain share-counting rules under the plan;

(3)	Amendments to the International Game Technology Employee Stock Purchase Plan to, among other changes, extend the term of the plan; and

(4)	The ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending September 30, 2006.

Q:	How does the board recommend I vote on these proposals?

A:	Our board of directors recommends a vote FOR each of the nominees for director, FOR the amendments to the International Game Technology 2002 Stock Incentive Plan, FOR the amendments to the International Game Technology Employee Stock Purchase Plan, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Q:	Who is entitled to vote?

A:	The record date for the annual meeting is January 9, 2006. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q:	How do I vote?

A:	If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via the Internet or by telephone following the instructions included below and with your proxy card, or attend and vote at the annual meeting in person.

Q:	What if my shares are held by a broker?

A:	If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (NYSE) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.” The proposals discussed in this proxy statement, other than the proposal to amend the International Game Technology 2002 Stock Incentive Plan and the proposal to amend the International Game Technology Employee Stock Purchase Plan, are considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker.

Q:	How can I vote by telephone or the Internet?

A:	If you are the record holder of your shares, you may grant a proxy to vote your shares at the annual meeting by telephone, by calling (800) 690-6903 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 11:59 p.m. Eastern Time the day before the annual meeting. Alternatively, you may vote via the Internet at any time prior to 11:59 p.m. Eastern Time the day before the annual meeting, by going to https://www.proxyvote.com and following the instructions to create an electronic ballot. If you vote by telephone or the Internet, you will be required to provide the control number contained on your proxy card. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares using the Internet or by telephone; please consult with your broker if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Subsection 2(b) of Section 78.355 of the Nevada General Corporation Law.

Q:	Can I revoke my proxy later?

A:	Yes. You have the right to revoke your proxy at any time before the annual meeting by:

(1)	voting electronically via the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time the day before the annual meeting,

(2)	delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of IGT before the annual meeting, or

(3)	attending the annual meeting and voting in person.

However, if you have voted electronically or delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q:	How many shares can vote?

A:	As of the close of business on the record date of January 9, 2006, 336,527,093 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:	How is a quorum determined?

A:	Our bylaws provide that a majority of the shareholders entitled to vote, represented in person or by proxy, constitute a quorum at a meeting of the shareholders. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q:	What is required to approve each proposal?

A:	Once a quorum has been established, directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the annual meeting. This means that the individuals who receive the largest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.

To approve the amendments to the International Game Technology 2002 Stock Incentive Plan and the amendments to the International Game Technology Employee Stock Purchase Plan, holders of a majority of the shares represented at the annual meeting, either in person or by proxy, must vote in favor of the proposal.

To approve the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, holders of a majority of the shares represented at the annual meeting, either in person or by proxy, must vote in favor of the proposal.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, we will treat the affected shares as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

Q:	What happens if I abstain?

A:	We will count proxies marked “abstain” as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of the proposal, the shares represented by these proxies will not be treated as affirmative votes. In other words, abstentions are treated as votes cast against the proposal.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR each of the director nominees named in this proxy statement, FOR approval of the amendments to the International Game Technology 2002 Stock Incentive Plan, FOR approval of the amendments to the International Game Technology Employee Stock Purchase Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker’s lack of authority to vote, we will treat the shares as present and count the shares as votes FOR each of the director nominees named in this proxy statement, FOR approval of the amendments to the International Game Technology 2002 Stock Incentive Plan, FOR approval of the amendments to the International Game Technology Employee Stock Purchase Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxyholders, Thomas J. Matthews and David D. Johnson, to vote on those matters at their discretion.

Q:	What if a quorum is not present at the meeting?

A:	If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:	How much stock do IGT’s directors and executive officers own?

A:	As of January 9, 2006, our current directors and executive officers collectively had the power to vote 7,330,373 shares, constituting approximately 2.2% of the outstanding shares. It is expected that these persons will vote the shares held by them for each of the director nominees named in this proxy statement, in favor of the amendments to the International Game Technology 2002 Stock Incentive Plan, in favor of the amendments to the International Game Technology Employee Stock Purchase Plan and in favor of the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Q:	Who will bear the costs of this solicitation?

A:	We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

PROPOSAL 1 — ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2006 annual meeting. The board of directors proposes re-election of the following nominees, all of whom are currently serving as directors, for a new term of one year and until their successors are duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as directors of each of the eight nominees named below. If any nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Nominees for Election of Directors

Neil Barsky, 48, has served on our board of directors since March 2002 and is a member of the Audit and the Nominating and Corporate Governance Committees. Mr. Barsky holds an MS from Columbia University’s Graduate School of Journalism and a BA from Oberlin College. Positions held include:

•	Founder and Managing Partner of Alson Capital Partners, a New York investment management firm, 2002 – present

•	Managing Partner and co-founder of Midtown Capital Partners, LLC through 2002

•	Equity research analyst with Morgan Stanley, specializing in real estate, gaming and lodging, 1993 – 1997

Robert A. Bittman, 51, has served on our board of directors since May 2000. Mr. Bittman majored in Systems Analysis at New York University, and Psychology at Queens College and the University of Nevada, Reno. Positions held with IGT include:

•	Executive Vice President, Product Strategy, 2003 – present

•	Executive Vice President, Product Development, 1996 – 2003

•	Vice President of Marketing, 1988 – 1995

•	Director of Marketing, 1985 – 1988

•	Marketing Research Analyst, 1985

Previous to his tenure with IGT, from 1980 – 1985, Mr. Bittman worked for Caesar’s Tahoe in all phases of slot operations management, including two years as Director of Slot Operations.

Richard R. Burt, 58, has served on our board of directors since December 2001, when we acquired Anchor Gaming, and is a member of the Audit and Compensation Committees. Mr. Burt holds a BA in Government from Cornell University and a MA in International Relations from Tufts University. Mr. Burt also currently serves as:

•	Chairman of Diligence Inc. in Washington D.C.

•	Director of UBS Mutual Funds

•	Director, the Protective Group, Miami Lakes, Fl.

•	Member of the Textron Corporation’s International Advisory Council

•	Trustee of Deutsche Bank’s Closed-End Germany Funds Group

Positions held previously include:

•	Trustee of Deutsche Scudder (New York) Mutual Funds, 1998 – January 2006

•	Director of Hollinger International Inc., 1996 – January 2006

•	Chairman of the Board of Weirton Steel, Inc., 1994 – 2003

•	Director and Vice Chairman of Anchor Gaming, 1999 – 2001

•	Founder of IEP Advisors, Inc. in Washington D.C. and Chairman, 1996 – 2001

•	Director and Chairman of Powerhouse Technologies, Inc., 1994 – 1999

•	At various times 1981 – 1994:

•	Partner in McKinsey & Co.

•	Chief Negotiator in Strategic Arms Reduction Talks (START) with the former Soviet Union

•	U.S. Ambassador to the Federal Republic of Germany

•	Assistant Secretary of State for European and Canadian Affairs

•	Director of Politico–Military Affairs

Leslie S. Heisz, 44, has served on our board of directors since June 2003 and is a member of the Audit and Nominating and Corporate Governance Committees. Ms. Heisz holds a BS degree from the University of California at Los Angeles (UCLA) and an MBA from the UCLA Anderson School of Management. Positions held include:

•	Managing Director of Lazard Frères & Co. LLC since January 2004

•	Member of the board of directors of Eldorado Resorts LLC

•	Senior Advisor of Lazard Frères & Co. LLC, 2003 – 2004

•	Managing Director and Director of Dresdner Kleinwort Wasserstein (and its predecessor, Wasserstein Perella & Co.), 1995 – 2002

•	Vice President and Associate with Salomon Brothers Inc., 1987 – 1995

•	Senior Consultant and Consultant at Price Waterhouse, 1982 – 1986

Robert A. Mathewson, 41, has served on our board of directors since December 2003 and is a member of the Compliance Committee. Mr. Mathewson holds a BS in Economics and a MBA from the University of California at Berkeley and a Juris Doctorate from University of California Hastings College of the Law. Positions held include:

•	President of RGC, Inc., a private commercial real estate investment company, focused primarily in hotel properties, since 1992

•	Member of the board of directors of FelCor Lodging Trust, since 2002

•	Vice President of Business Development for Televoke, Inc., an Internet application service provider focusing on web, wireless and telephone integration, 1999 – 2000

•	International Manager for IGT in 1989

Thomas J. Matthews, 40, was appointed to our board of directors in December 2001 and was named Chairman in March 2005. Mr. Matthews holds a BS in Finance from the University of Southern California. Positions held with IGT include:

•	President and Chief Executive Officer since 2003

•	Chief Operating Officer since 2001

Mr. Matthews held a number of key positions at Anchor Gaming from 1994 until it was acquired by IGT in December 2001, including President, Chief Executive Officer and Chairman of the Board. He previously served as President of Global Gaming Distributors, Inc. until it was acquired by Anchor Gaming in 1994.

Robert Miller, 60, has served on our board of directors since January 2000 and is a member of the Compensation Committee and the Compliance Committee. Since July 2005, he has been a principal of Dutko Worldwide, a multi-disciplinary government affairs and strategy management firm. Mr. Miller holds a Juris Doctorate from Loyola Law School, Los Angeles. Mr. Miller is also a member of the boards of directors for:

•	Newmont Mining Corporation

•	American Cancer Society Foundation-National

•	Zenith National Insurance Corp.

•	National Center for Missing and Exploited Children

•	Wynn Resorts, Ltd.

•	International Galleries, Inc.

Positions held previously include:

•	Partner, Jones Vargas law firm, 1999 – 2005

•	Governor of the State of Nevada, 1989 – 1999

•	Lieutenant Governor of the State of Nevada, 1987 – 1989

•	Clark County District Attorney, 1979 – 1986

•	Las Vegas Township Justice of the Peace, 1975 – 1978

•	First legal advisor for the Las Vegas Metropolitan Police Department, 1973 – 1975

•	Clark County Deputy District Attorney, 1971 – 1973

•	Uniformed Commissioned Officer for the Clark County Sheriff’s Department in Clark County and the Los Angeles County Sheriff’s Department, prior to 1973

Frederick B. Rentschler, 66, has served on our board of directors since May 1992 and is a member of the Compensation and the Nominating and Corporate Governance Committees. Mr. Rentschler received his undergraduate degree from Vanderbilt University and an MBA from Harvard University. He was also awarded a Doctor of Laws, causa honoris, from the University of Wyoming. Mr. Rentschler also currently serves as:

•	Chairman of the Executive Committee and Vice Chairman of the Board of Trustees for the Salk Institute in La Jolla, California

•	Member of the Board of Trustees for Vanderbilt University, Nashville, Tennessee

•	Emeritus trustee of the Scottsdale Health Care Systems in Arizona

Positions previously held include:

•	President and Chief Executive Officer of Northwest Airlines in 1991

•	President and Chief Executive Officer of Beatrice Company, 1987 – 1989

•	President and Chief Executive Officer of Beatrice U.S. Foods, 1985 – 1987

•	President and Chief Executive Officer of Hunt-Wesson, Inc., 1980 – 1984

•	President of Armour-Dial, 1977 – 1980

Board of Directors and Committees of the Board

During fiscal 2005, our board of directors held four regular meetings, three special meetings and acted by unanimous written consent on six other occasions. Each director attended at least 75% of the meetings of the board of directors and of each committee on which he or she served as a member during the period in which he or she served. Our non-management directors met five times during fiscal 2005. We encourage our directors to attend our annual meetings of shareholders. All but three of our directors attended our 2005 annual meeting of shareholders.

Our Corporate Governance Guidelines require that a majority of the board of directors consist of independent directors. For a director to be independent, the Nominating and Corporate Governance Committee must affirmatively determine that an individual is independent, taking into account any applicable regulatory requirements (including the requirements set forth in Rule 303A.02 of the NYSE) and such other factors as such Committee may deem appropriate. Our board of directors has made an affirmative determination that the following members of the board, constituting a majority of our directors, meet the standards for “independence” set forth in our Corporate Governance Guidelines and applicable NYSE rules: Messrs. Barsky, Burt, Miller and Rentschler and Ms. Heisz. The law firm of Jones Vargas, of which Mr. Miller was a partner until June 30, 2005, has provided and continues to provide legal services to IGT. IGT’s payments for these services through June 30, 2005 have fallen below the thresholds set forth in NYSE independence standards for at least the past five fiscal years. After a review of the relevant information concerning these payments, the board determined that they do not constitute a material relationship that affects Mr. Miller’s independence.

Our board of directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee, a separately-designated, standing committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists our board of directors in overseeing the accounting and financial reporting processes of IGT and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent registered public accountants’ qualifications and independence, the performance of our internal audit function and independent registered public accountants, and such other duties as may be directed by our board of directors. The Audit Committee Charter requires that the Audit Committee consist of three or more board members who satisfy the “independence” requirements of the SEC and NYSE for audit committee members. The Audit Committee consists of Messrs. Barsky and Burt and Ms. Heisz (Chair), each of whom satisfies these requirements. Our board of directors has determined that Ms. Heisz and Mr. Barsky both meet the definition of an audit committee financial expert, as set forth in Item 401(h)(2) of SEC Regulation S-K. The Audit Committee held twelve regular meetings during fiscal 2005. A copy of the report of the Audit Committee is contained in this proxy statement. A copy of the current charter of the Audit Committee is attached hereto as Annex A, and is available on our website at http://www.IGT.com or in print, free of charge, to any shareholder who requests it by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee discharges the responsibilities of our board of directors relating to compensation of IGT’s executives and directors, produces an annual report on executive compensation for inclusion in our proxy statements, and takes such other actions deemed necessary or appropriate within the scope of the Compensation Committee Charter. The Charter requires that this Committee consist of three or more board members who satisfy the “independence” requirements of the NYSE. The Compensation Committee consists of Messrs. Burt, Miller and Rentschler (Chair), each of whom satisfies these requirements. During fiscal 2005, this Committee held four regular meetings and one special meeting and acted by unanimous written consent on three other occasions. A copy of the report of the Compensation Committee is contained in this proxy statement. A copy of the current charter of the Compensation Committee is available on our website at http://www.IGT.com or in print, free of charge, to any shareholder who requests it by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Members of our Compensation Committee have never been officers or employees of IGT or its subsidiaries or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Corporate Governance Matters

The Nominating and Corporate Governance Committee, which consists of Messrs. Barsky (Chair) and Rentschler and Ms. Heisz, is responsible for identifying qualified candidates to be presented to our board for nomination as directors, ensuring that our board and our organizational documents are structured in a way that best serves our practices and objectives, and developing and recommending a set of corporate governance principles. The Nominating and Corporate Governance Charter requires that this Committee consist of no fewer than three board members who satisfy the “independence” requirements of the NYSE. Each member of our Nominating and Corporate Governance Committee meets these requirements. Our Nominating and Corporate Governance Committee held four regular meetings, and acted by unanimous written consent on one other occasion during fiscal 2005. A copy of the current charter of the Nominating and Corporate Governance Committee is available on our website at http://www.IGT.com or in print, free of charge, to any shareholder who requests it by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

The Nominating and Corporate Governance Committee will consider nominees for our board of directors recommended by shareholders. Notice of proposed shareholder nominations for director must be delivered not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of IGT common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to the Nominating and Corporate Governance Committee at the following address:

International Game Technology
c/o Corporate Secretary
9295 Prototype Drive
Reno, Nevada 89521-8986

In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee is guided by the principle that each director should:

•	be an individual of high character and integrity

•	be accomplished in his or her respective field, with superior credentials and recognition

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management

•	have sufficient time available to devote to the affairs of IGT

•	represent the long-term interests of our shareholders as a whole

•	be selected such that the board of directors represents a diversity of background and experience

Qualified candidates for membership on the board of directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Nominating and Corporate Governance Committee will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the board, and recommend the slate of directors to be nominated for election at the annual meeting of shareholders. The Nominating and Corporate Governance Committee has retained a third party search firm, Spencer Stuart, to identify and evaluate potential board candidates satisfying IGT’s criteria for board membership.

You can contact our board or any of our directors by writing to them at the same address provided above for delivery of director nominations. Such communications can, if desired, be addressed to the Chairman of the Nominating and Corporate Governance Committee in his or her capacity as the presiding director of executive sessions of the non-management directors (as discussed below), or to the non-management directors as a group. Employees and others who wish to contact the board or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters, may do so by using this address, or may call IGT’s Integrity Action Line at (800) 852-6577. Employees and agents may call the Integrity Action Line anonymously. All calls to the Integrity Action Line are confidential.

We have adopted the International Game Technology Code of Ethics for Executive and Financial Officers (the finance code of ethics), a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and other finance organization employees, and the International Game Technology Code of Conduct (the code of conduct), which applies to all of our employees. The finance code of ethics and the code of conduct are publicly available on our website at

http://www.IGT.com and are available in print to any shareholder who requests them. If we make any substantive amendments to the finance code of ethics or the code of conduct or grant any waiver, including any implicit waiver, from a provision of these codes to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver on our website.

In addition, we have adopted the International Game Technology Corporate Governance Guidelines, which cover such matters as size and independence of our board of directors, board committees and management succession planning. The Corporate Governance Guidelines are publicly available on our website at http://www.IGT.com and are available in print to any shareholder who requests it. Under the Corporate Governance Guidelines, our non-management directors meet without management in regular executive sessions at each meeting of our board of directors. The chairperson of the Nominating and Corporate Governance Committee (currently Mr. Barsky) acts as the presiding director of these executive sessions.

We have established a Compliance Committee to oversee a variety of regulatory issues and implement broad-range investigatory programs where IGT does or seeks to do business. Messrs. Mathewson and Miller serve on this committee, together with various officers of IGT.

Compensation of Directors

During fiscal 2005, non-employee directors received a $50,000 annual fee and a fee of $1,500 for each committee meeting attended. Each non-employee director receives non-qualified stock options to purchase 40,000 shares of common stock upon his or her initial election to the board of directors at an exercise price equal to the closing price of the common stock on the date of grant. Additionally, every year thereafter, each non-employee director receives non-qualified stock options to purchase 24,000 shares of common stock upon his or her re-election to the board at an exercise price equal to the closing price of the common stock on the date of grant. During fiscal 2005, each non-employee director received non-qualified stock options to purchase 24,000 shares of our common stock at an exercise price of $30.19 per share.

The following table summarizes all compensation paid to each of our non-employee directors during fiscal 2005.

	Annual Compensation			Long Term Compensation
Name	Annual Retainer ($)	Meeting Fees ($)	Total Cash Compensation ($)	Securities Underlying Options (#)
Neil Barsky	50,000	24,000	74,000	24,000
Richard R. Burt	50,000	24,000	74,000	24,000
Leslie S. Heisz	50,000	25,500	75,500	24,000
Robert A. Mathewson	50,000	6,000	56,000	24,000
Robert Miller	50,000	15,000	65,000	24,000
Frederick B. Rentschler	50,000	15,000	65,000	24,000

Directors who are also executive officers do not receive any fees or additional remuneration to serve on our board or its committees.

Recommendation of IGT Board of Directors

A plurality of favorable votes cast is required for election of a nominee to the board of directors.

Our board of directors recommends a vote FOR the election of each of the above nominees as a director.

PROPOSAL 2 — APPROVAL OF AMENDMENTS TO
THE INTERNATIONAL GAME TECHNOLOGY 2002 STOCK INCENTIVE PLAN

At the annual meeting, shareholders will be asked to approve the following amendments to our 2002 Stock Incentive Plan (the “SIP”), which were adopted by our board of directors, subject to shareholder approval, on January 6, 2006:

•	Increase in Aggregate Share Limit. The SIP currently limits the number of shares of our common stock that may be delivered pursuant to all awards granted under the SIP (other than awards granted to our non-employee directors) to 23,800,000 shares. The proposed amendment would increase this limit by an additional 9,000,000 shares so that the new aggregate share limit for the SIP would be 32,800,000 shares. The proposed amendment would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” granted under the SIP to 32,800,000 shares.

•	New Share-Counting Rule for Full-Value Awards. The SIP currently limits the number of shares of our common stock that may be delivered pursuant to so-called “full-value awards” (i.e. awards other than stock options and certain stock appreciation rights) granted under the SIP for services rendered to 2,205,000 shares. Under the proposed amendment, shares issued in respect of full-value awards would count against the SIP’s aggregate share limit as four shares for every one share actually issued in connection with the award. This share-counting rule would replace the existing limit on full-value awards. (See “Operation of the SIP — Share Limits” below.)

As of January 9, 2006, a total of 14,624,296 shares of our common stock were then subject to outstanding awards granted under the SIP, and an additional 9,040,210 shares of our common stock were then available for new award grants under the SIP. Of the 14,624,296 shares subject to outstanding awards granted under the SIP as of January 9, 2006, 463,238 shares were then subject to outstanding but unvested restricted stock awards and 14,161,058 shares were then subject to outstanding stock option grants. The holder of any shares subject to a restricted stock award generally has the right to any dividends declared as to those shares unless and until the shares are forfeited in accordance with the terms of the applicable award. The holder of an outstanding stock option grant generally does not have any dividend rights with respect to the shares subject to the option as to dividends declared before the exercise of the option. We have not granted dividend equivalent rights in connection with any of the outstanding stock option grants.

Our board of directors approved the foregoing amendments based, in part, on a belief that the number of shares of our common stock currently available under the SIP does not give us sufficient authority and flexibility to adequately provide for future incentives. Our board of directors believes that these amendments would give us greater flexibility to structure future incentives and better attract, retain and reward key employees.

If shareholders do not approve this proposal, the current share limits under, and other terms and conditions of, the SIP will continue in effect.

Operation of the SIP

The principal terms of the SIP are summarized below. The following summary is qualified in its entirety by the full text of the SIP, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also obtain, free of charge, a copy of the SIP by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Awards.  The SIP authorizes stock options, restricted stock awards, stock bonuses, stock appreciation rights, and performance-based awards (payable in cash or stock). The SIP retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or other right to acquire stock will expire, or other award will vest, not more than 10 years after the date of grant.

Administration.  The Compensation Committee of the board of directors will administer the SIP. However, the board of directors may assume the administration of the SIP or appoint one or more other committees of directors to administer the SIP. The appropriate acting body is referred to as the “Committee.”

Subject to the express terms and conditions of the SIP, the Committee (1) will determine the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award, (2) may permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, a promissory note that satisfies the terms of the SIP, or a cashless exercise, (3) may accelerate the receipt or vesting of benefits pursuant to an award, (4) may designate in each award the effect of a termination of service or employment, and (5) may make adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; in each case subject to the express terms and conditions of the SIP.

No Repricing.  In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by shareholders) will any adjustment be made to a stock option or stock appreciation right award under the SIP (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Eligibility.  Persons eligible to receive awards under the SIP include officers (whether or not directors) or key executive, administrative, managerial, production, marketing or sales employees of the Company and our subsidiaries. In addition, non-employee members of the board of directors are eligible to receive stock option grants under the non-employee director option grant program described below. Non-employee directors are not eligible to receive award grants under the SIP except under the non-employee director option grant program.

As of January 9, 2006, approximately 1,200 officers and employees of the Company and our subsidiaries (including all of the named executive officers) were considered eligible under the SIP, subject to the power of the Committee to determine eligible employees to whom awards will be granted, and 6 non-employee members of the board of directors were considered eligible for automatic option grants under the non-employee director option grant program.

Share Limits.  The SIP provides for a limit on the aggregate number of shares of common stock that may be issued or delivered pursuant to awards granted to employees under the SIP. This aggregate employee share limit is currently 23,800,000 shares. If shareholders approve this proposal, this limit would be increased to 32,800,000 shares. The SIP provides that an additional 1,200,000 shares may be issued under the SIP’s non-employee director option grant program (in addition to the shares available for employee grants).

The maximum number of shares that may be covered by options and stock appreciation rights that are granted to an individual under the SIP during any fiscal year cannot exceed 4,000,000 shares. Currently, no more than 2,205,000 shares may be issued under the SIP in respect of “full-value awards” (that is, all awards granted under the SIP except (1) shares delivered in respect of compensation earned but deferred, (2) shares delivered pursuant to stock option grants, and (3) shares delivered pursuant to stock appreciation right grants under which the initial per-share base price of the grant or the per-share exercise price of the related award, if applicable, is at least equal to the fair market value of a share of the Company’s common stock at the time of grant of the award). If shareholders approve this proposal, this limit on full-value awards would be replaced by a new share-counting rule under which shares issued in respect of full-value awards would count against the SIP’s aggregate share limit as four shares for every one share actually issued in connection with the award. (For example, if a stock bonus of 100 shares is granted under the SIP, 400 shares will be charged against the aggregate number of shares available under the plan.)

To the extent that a stock appreciation right is exercised and settled in the form of shares (as opposed to cash or other property), the number of underlying shares as to which the exercise related shall be counted against the aggregate number of shares available under the plan. (For example, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant with respect to such exercise is 15,000 shares, 100,000 shares will be charged against the aggregate number of shares available under the plan.)

As is customary in incentive plans of this nature, the number and kind of shares available under the SIP and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under selected performance-based awards and share limits, may be adjusted in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the shareholders.

In instances where a stock appreciation right or other award granted under the SIP is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement will not be counted against the share limits of the SIP for purposes of determining the number of shares that remain available for issuance under the SIP. The payment of cash dividends and dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the SIP. In addition, the SIP generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the SIP. To the extent that a stock appreciation right is exercised, the number of underlying shares as to which the exercise related shall be counted against the applicable SIP share limits (as opposed to only counting the number of shares actually issued).

The SIP will not limit the authority of the board of directors or the Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other SIP or authority.

Stock Options.  An option is the right to purchase common stock at a future date at a specified price (the “exercise price”). The per share exercise price of an option granted under the SIP may not be less than the fair market value of a share of common stock on the date of grant of the award. We may grant nonqualified and incentive stock options under the SIP. Incentive stock options are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the SIP.

Stock Appreciation Rights.  A stock appreciation right is the right to receive a payment based on the appreciation in the fair market value of the common stock from the date of grant to the date of exercise. As determined by the Committee, the payment may be paid in cash, in shares of common stock or a combination thereof.

Restricted Stock Awards.  A restricted stock award is an award of a fixed number of shares of common stock subject to restrictions. The Committee specifies the price, if any, the participant must pay for the shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on the shares.

Stock Bonuses.  The Committee may grant a stock bonus to any eligible employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of a cash bonus.

Performance-Based Awards.  The Committee may grant to key employees of the Company and our subsidiaries “Performance-Based Awards” designed to satisfy the requirements for deducibility under Section 162(m) of the Internal Revenue Code. These Performance-Based Awards are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes.

Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Committee. The performance goals must be approved by the Committee in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria: earnings per share, cash flow, total shareholder return, revenue growth, operating income, net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination of these criteria. The business criteria may be applied based on the performance of the Company and/or one or more of our subsidiaries, divisions, segments, or units. The performance measurement period with respect to an award may be from one to ten years. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) of the Internal Revenue Code.

Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Committee must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve “negative” discretion to reduce payments below maximum award limits. The maximum number of shares of common stock which may be delivered pursuant to all awards that are granted as Performance-Based Awards (other than options and stock appreciation rights) to any participant under the SIP in any fiscal year may not exceed 4,000,000 shares (subject to adjustment). The annual aggregate amount of compensation that may be paid to any participant in respect of cash-based Performance-Based Awards granted to any participant under the SIP in any fiscal year may not exceed $3,000,000.

Non-Employee Director Options.  The SIP provides that when a person (other than an employee of the Company or one of our subsidiaries) is first elected to the board of directors after shareholder approval of the SIP, he or she will receive a stock option under the SIP to acquire 40,000 shares of common stock. The SIP also provides that, commencing in 2003, each non-employee member of the board of directors who is re-elected to office will receive a stock option under the SIP to acquire 24,000 shares of common stock. This program of option grants under the SIP is referred to as the “non-employee director option grant program.”

The purchase price per share of common stock covered by each option granted under the non-employee director option grant program will be the fair market value of our common stock on the date the option is granted. Options granted under this program vest in three annual installments and generally expire on the tenth anniversary of the date of grant. Upon the occurrence of a Change in Control Event (as defined below), each option granted under the non-employee director option grant program will become exercisable in full.

Deferrals.  The SIP authorizes the Committee to permit the deferred payment of awards. The Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

Transferability Restrictions.  Participants generally may not transfer SIP awards or subject them in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit selected persons or entities related to a participant to exercise awards for estate and/or tax planning purposes.

Acceleration of Awards; Possible Early Termination of Awards.  Unless before a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, and performance-based awards will become payable. A “Change in Control Event” under the SIP generally includes (subject to identified exceptions) selected changes in a majority of the board of directors, the dissolution or liquidation of the Company, certain mergers, consolidations or reorganizations in which shareholders before the transaction do not continue to own more than 50% of the company following the transaction, a sale of all or substantially all of our business and/or assets, or the acquisition, directly or indirectly, of shares amounting to more than 50% of combined outstanding shares by any person.

Termination of or Changes to the SIP.  The board of directors may amend or terminate the SIP at any time and in any manner. Shareholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by the board of directors. Unless terminated earlier by the board of directors, the SIP will terminate on December 3, 2011. Outstanding awards generally may be amended, subject to the consent of the holder if the amendment materially and adversely affects the holder.

Securities Underlying Awards.  The market value of a share of our common stock as of the close of trading on January 9, 2006 was $30.92.

Federal Income Tax Consequences

The federal income tax consequences of the SIP under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the SIP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a similar deduction nor does the optionee recognize income either upon the grant of the option or at the time the option is exercised. The current federal income tax consequences of other awards authorized under the SIP generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance-based awards generally are subject to tax at the time of payment; and unconditional stock bonuses are generally subject to tax measured by the value of the payment received; in each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If the vesting or payment of an award accelerates under the SIP in connection with a change in control, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct this compensation in some circumstances.

Specific Benefits

The Committee has not approved any awards under the SIP that are conditioned upon shareholder approval of the proposed amendments. If the additional shares that will be available under the SIP if shareholders approve the proposed amendments had been available for award purposes in fiscal 2005, the Company expects that its award grants for fiscal 2005 would not have been substantially different from those actually made under the SIP.

The grant of additional stock-based awards under the SIP in the future and the nature of any such awards are subject to the discretion of the Committee (or, in the case of awards to non-employee directors, the board of directors). Accordingly, the number, amount and type of awards to be received by or allocated to eligible employees and directors under the SIP as a result of the proposed amendments in the future cannot be determined.

Aggregate Past Grants Under the SIP

As of January 9, 2006, options and restricted stock awards covering 15,959,790 shares of our common stock had been granted under the SIP. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

	STOCK OPTIONS				RESTRICTED STOCK
			Number of Shares Underlying Options as of January 9, 2006
Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Exercisable	Unexercisable	Number of Shares Subject to Past Restricted Stock Grants	Number of Shares Vested as of Jan. 9, 2006	Number of Shares Outstanding and Unvested as of Jan. 9, 2006
Executive Group:

Thomas J. Matthews President, Chief Executive Officer and Chief Operating Officer	600,000	—	300,000	300,000	—	—	—

Maureen T. Mullarkey Executive Vice President, Chief Financial Officer and Treasurer	805,000	—	293,000	512,000	4,300	1,300	3,000

Stephen Morro President, Gaming Division	470,000	8,000	49,000	413,000	1,500	480	1,020

Robert A. Bittman Executive Vice President, Product Strategy	95,000	—	29,000	66,000	4,300	1,300	3,000

Anthony Ciorciari Executive Vice President, Operations	338,000	49,600	87,200	201,200	4,300	1,300	3,000

Total for Executive Group:	2,308,000	57,600	758,200	1,492,200	14,400	4,380	10,020

Non-Executive Director Group:

Neil Barsky	72,000	—	24,000	48,000	—	—	—

Richard R. Burt	72,000	—	24,000	48,000	—	—	—

Leslie S. Heisz	88,000	—	34,667	53,333	—	—	—

Robert A. Mathewson	88,000	—	34,667	53,333	—	—	—

Robert Miller	72,000	—	24,000	48,000	—	—	—

Frederick B. Rentschler	72,000	8,000	16,000	48,000	—	—	—

Total for Non-Executive Director Group:	464,000	8,000	157,334	298,666	—	—	—

Each other person who has received 5% or more of the options, warrants or rights under the SIP, as a group:	—	—	—	—	—	—	—

All employees, including all current officers who are not executive officers or directors, as a group:	12,524,690	1,070,032	3,007,328	8,447,330	648,700	195,482	453,218

Total:	15,296,690	1,135,632	3,922,862	10,238,196	663,100	199,862	463,238

Messrs. Matthews and Bittman and each of the non-executive directors identified above is a nominee for re-election as a director at the 2006 annual meeting.

Equity Compensation Plan Information

The following table sets forth, for our compensation plans under which shares of our common stock are authorized for issuance other than our tax-qualified Profit Sharing (401(k)) Plan, the number of shares of our common stock subject to outstanding options, warrants and rights, and the number of shares of our common stock remaining available for future award grants, as of September 30, 2005:

Plan Category	Number of shares of IGT common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of IGT common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	23,287,901	$22.38	13,155,087	(1)

Equity compensation plans not approved by shareholders(2)	191,261	$19.98	707,220
Total:	23,479,162	$22.27	13,862,307

(1) Of these shares, 9,915,450 were available for award grant purposes under the SIP and 3,239,637 were available under our Employee Stock Purchase Plan (the “ESPP”). Subject to certain express limits of the SIP, shares available for award purposes under the SIP generally may be used for any type of award authorized under that plan including options, stock appreciation rights, and other forms of awards granted or denominated in shares of our common stock or units of our common stock including, without limitation, stock bonuses, restricted stock, and performance shares. This table does not reflect the 9,000,000 additional shares that would be available under the SIP if shareholders approve the SIP proposal.

(2) These shares were made available for purchase under the Barcrest Savings Related Share Option Scheme (ShareSave) established in January 1999. ShareSave is a broad-based employee stock purchase program available to certain of our employees in the UK. ShareSave was designed to satisfy certain tax requirements under applicable UK tax law. ShareSave is generally intended to replicate for our UK employees the same incentives that are made available to our US employees through the ESPP. Shareholder approval for ShareSave was not required.

Recommendation of IGT Board of Directors

Our board of directors believes that the approval of the proposed amendments to the SIP will promote the interests of the Company and our shareholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

All members of our board of directors are eligible for awards under the SIP and thus have a personal interest in the approval of the proposed amendments.

Approval of the proposed amendments requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting. Abstentions will have the effect of a “no” vote. Broker non-votes will have no effect on the results.

Our board of directors recommends a vote FOR the proposed amendments to the SIP as described above.

PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED
INTERNATIONAL GAME TECHNOLOGY EMPLOYEE STOCK PURCHASE PLAN

At the annual meeting, shareholders will be asked to approve an amended and restated version of our Employee Stock Purchase Plan (the “ESPP”). The ESPP was originally adopted by our board of directors on February 26, 1987 and approved by our shareholders on February 16, 1988. The proposed amended and restated version of the ESPP was approved by our board of directors on December 7, 2005. The amended and restated version of the ESPP reflects, among other things, the following amendments which are subject to shareholder approval of this proposal:

•	Discretion to Set Exercise Price. The amended and restated version of the ESPP allows us the flexibility to establish the exercise price of an option granted under the ESPP by applying a discount of up to 15% to (i) the fair market value of our common stock on the first day of an Offering Period (as defined below), (ii) the fair market value of our common stock on the last day of an Offering Period, or (iii) the lesser of the fair market value of our common stock on the first or last day of an Offering Period.

•	Extension of Plan Term. The amended and restated version of the ESPP extends the term of the plan until February 28, 2015.

Shareholders are not being asked to approve any increase in the number of shares of our common stock that may be purchased pursuant to options granted under the ESPP. The amended and restated version of the ESPP retains the existing aggregate share limit of 12,600,000 shares and the existing limit on the number of shares an individual may purchase in any one Offering Period of 12,000 shares. Of the aggregate 12,600,000 shares approved by shareholders for issuance under the ESPP, approximately 9,360,251 have actually been issued to date and approximately 3,239,637 remain available for future purchases.

Our board of directors believes that the amended and restated version of the ESPP will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our shareholders.

The following is a summary of the principal terms of the amended and restated version of the ESPP. The following summary is qualified in its entirety by the full text of the ESPP, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also obtain, free of charge, a copy of the ESPP by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Summary Description of the ESPP (as proposed to be amended and restated)

Purpose:  The purpose of the ESPP is to provide our employees, and the employees of our subsidiaries which have been designated by our board of directors as eligible to participate in the ESPP, with an opportunity to purchase shares of our common stock. The ESPP is also intended to help eligible employees provide for their future security and to encourage them to remain with us and our subsidiaries.

Operation of the ESPP:  The ESPP generally operates in successive twelve-month periods (Offering Periods) commencing on each March 1. On the first day of each Offering Period (Grant Date), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our common stock. A participant must designate in the election the percentage of compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account maintained under the ESPP in his or her name on our books.

Each option granted under the ESPP will generally be for a twelve-month term and will automatically be exercised on the last day of the Offering Period in which it was granted (Exercise Date). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the Exercise Date by the Option Price. Currently, the Option Price for each Offering Period equals 85% multiplied by the lesser of the fair market values of a share of our common stock on the Grant Date or the Exercise Date of that Offering Period. If shareholders approve the ESPP proposal, the determination of the Option Price for future Offering Periods may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price. No interest will be paid to any participant or credited to any account under the ESPP.

A participant may elect to terminate his or her contributions to the ESPP during an Offering Period at any time prior to the Exercise Date. A participant’s participation in the ESPP will also terminate prior to the applicable Exercise Date upon termination of employment by us for any reason, and his or her account balance will be paid to him or her in cash without interest. If a participant’s participation terminates because he or she ceases to be an eligible employee, but the participant remains an employee through the Exercise Date or commences a qualified leave of absence, then his or her contributions will cease and his or her account balance will be used to exercise the participant’s option on the Exercise Date. A participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Eligibility:  Only certain employees are eligible to participate in the ESPP. To be eligible, an employee must be employed by us or one of our designated subsidiaries and must: (1) be customarily employed for more than 20 hours per week and more than five months per calendar year, and (2) have been employed by us or one of our designated subsidiaries as a full-time employee for at least 90 days as of the Grant Date of a given Offering Period. As of January 9, 2006, approximately 4,000 employees, including all of our named executive officers, were eligible to participate in the ESPP. No employee is eligible to participate in the ESPP, however, if, immediately after a grant of an option under the ESPP, the employee would own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of our stock or the stock of one of our subsidiaries.

Transfer Restrictions:  A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Limits on Authorized Shares and Contributions:  A maximum of 12,600,000 shares of common stock may be delivered under the ESPP. As required by Section 423 of the Internal Revenue Code, a participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period) under the ESPP in any one calendar year. The ESPP also provides that, unless the Committee determines otherwise: (1) a participant’s elected contribution must result in a minimum contribution of at least $20 per pay period during an Offering Period, (2) the maximum amount that a participant may elect to set aside under the ESPP in each Offering Period is 10% of his or her eligible compensation, and (3) no participant may purchase more than 12,000 shares in any one Offering Period.

Antidilution Adjustments:  As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the shareholders.

Possible Early Termination of an Offering Period:  In the event of our dissolution or upon the occurrence of certain corporate events that we do not survive, the Plan and the current Offering Period will terminate, unless otherwise provided by the Committee. If the Offering Period terminates before the Exercise Date, participants’ account balances will be paid in cash without interest.

Administration:  The ESPP is administered by our board of directors or a committee appointed by our board of directors (the appropriate acting body is referred to as the Committee). Our board of directors has appointed the Compensation Committee of the board as the current administrator of the ESPP. The Committee has the full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP. The Committee has full power and discretion to construe and interpret the ESPP, which construction or interpretation is final and conclusive on all persons.

No Limit on Other Plans:  The ESPP does not limit the ability of our board of directors or the Committee to grant awards or authorize any other compensation under any other plan or authority.

Termination of or Changes to the ESPP:  Our board of directors may amend or terminate the ESPP at any time and in any manner. No new Offering Periods will commence after February 26, 2007, unless the Plan is earlier terminated by our board of directors. If shareholders approve the ESPP proposal, the term of the ESPP will be extended so that no new Offering Periods will commence after February 28, 2015. Participant consent will be required for any amendment to the ESPP to the extent that the then-existing rights of participants are adversely affected in a material manner by the amendment. Shareholder approval for an amendment will only be required to the extent necessary to meet the requirements of Section 423 of the Internal Revenue Code, to the extent otherwise required by law or applicable stock exchange rules, or to the extent determined to be necessary or advisable by our board of directors. The Committee also has the discretion to, from time to time, without shareholder approval and without limiting our board of directors’ amendment authority, designate those of our subsidiaries whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Securities Underlying Options:  The market value of a share of our common stock as of January 9, 2006 was $30.92 per share.

Federal Income Tax Consequences of the ESPP

The current federal income tax consequences of the ESPP are summarized in the following general discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the participant and for which we or one of our subsidiaries are generally entitled to a tax deduction).

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. We will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares, or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. We will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and we generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. We will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the amended and restated version of the ESPP had been in effect for our fiscal year ended September 30, 2005, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different than the numbers of shares purchased as set forth in the table below.

Aggregate Past Purchases Under the Employee Stock Purchase Plan

As of January 9, 2006, 9,360,251 shares of our common stock had been purchased under the ESPP. The following number of shares have been purchased by the persons and groups identified below:

Name and Position	Aggregate Number of Shares Purchased Under the ESPP in the Fiscal Year Ended January 9, 2006	Aggregate Number of Shares Purchased Under the Plan in All Completed Offering Periods

Executive Group:

Thomas J. Matthews President, Chief Executive Officer and Chief Operating Officer	601	3,361

Maureen T. Mullarkey Executive Vice President, Chief Financial Officer and Treasurer	0	0

Stephen Morro President, Gaming Division	601	13,306

Robert A. Bittman Executive Vice President, Product Strategy	0	0

Anthony Ciorciari Executive Vice President, Operations	601	15,937

Total for Executive Group:	1,803	32,604

Non-Executive Director Group:

Neil Barsky	0	0

Richard R. Burt	0	0

Leslie S. Heisz	0	0

Robert A. Mathewson	0	0

Robert Miller	0	0

Frederick B. Rentschler

Total for Non-Executive Director Group:	0	0

All employees, including all current officers who are not executive officers or directors, as a group:	253,231	9,327,647

Total:	255,034	9,360,251

Messrs. Matthews and Bittman and each of the non-executive directors identified above is a nominee for re-election as a director at the 2006 annual meeting.

Equity Compensation Plan Information

For a discussion of our equity compensation plan information, please see page 17 of this Proxy Statement.

Recommendation of IGT Board of Directors

Our board of directors believes that the approval of the proposed amended and restated version of the ESPP will promote the interests of the Company and our shareholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

Members of our board of directors are generally not eligible to participate in the ESPP. However, as employees of IGT, Thomas J. Matthews and Robert A. Bittman are eligible to participate in the ESPP and thus have a personal interest in the approval of the proposed amended and restated version of the ESPP.

Approval of the proposed amended and restated version of the ESPP requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting. Abstentions will have the effect of a “no” vote. Broker non-votes will have no effect on the results.

Our board of directors recommends a vote FOR the proposed amended and restated version of the ESPP as described above.

OTHER INFORMATION

Executive Officers

The following table sets forth the name, age, and title or titles of our current executive officers. Following the table are descriptions of all positions held by each individual and the business experience of each individual for at least the past five years.

Name	Age	Title
Robert A. Bittman	51	Executive Vice President, Product Strategy
Anthony Ciorciari	58	Executive Vice President, Operations
David D. Johnson	53	Executive Vice President, General Counsel and Secretary
Thomas J. Matthews	40	Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer
Stephen W. Morro	47	President, Gaming Division
Maureen T. Mullarkey	46	Executive Vice President, Chief Financial Officer and Treasurer
Richard Pennington	43	Executive Vice President, Corporate Strategy

For descriptions of Messrs. Bittman’s and Matthews’ backgrounds, see “Election of Directors.”

Anthony Ciorciari joined us in January 1994. As our Executive Vice President of Operations, Ciorciari is responsible for worldwide manufacturing, procurement, corporate facilities and services. Positions held with IGT include:

•	Executive Vice President of Operations, 2003 – present

•	Senior Vice President of Operations, 1998 – 2003

•	Vice President of Operations, 1994 – 1998

Ciorciari also serves on the boards of:

•	National Association of Manufacturers in Washington, D.C.

•	Truckee Meadows Community College

•	Manufacturing Assistance Partnership (MAP)

•	Economic Development Authority for Western Nevada (EDAWN).

Prior to joining IGT, from 1987 to 1993, Ciorciari was General Manager at Digital Equipment Corporation’s manufacturing operations in Albuquerque, New Mexico and Chihuahua, Mexico, where he was responsible for the manufacturing and supply of Digital’s workstation and systems product lines. Before 1987, Ciorciari held various positions at Digital Equipment Corporation and has more than 36 years of experience in U.S. and international manufacturing.

David D. Johnson joined us in 2003. As our Executive Vice President, General Counsel and Secretary, Johnson directs the legal, intellectual property, compliance, government relations, corporate audit, risk management and human resource functions. Johnson holds a BA from the University of Nevada, Las Vegas and a Juris Doctorate from Creighton University. Positions held with IGT include:

•	Executive Vice President, General Counsel, Secretary, 2005 – Present

•	Senior Vice President, General Counsel, Secretary, 2003 – 2005

Prior to joining IGT, Johnson served as:

•	Partner and shareholder in the Las Vegas law firm of Bernhard, Bradley & Johnson, 2001 – 2003

•	Anchor Gaming’s General Counsel, 2000 – 2001

•	Senior Vice President, General Counsel and Secretary of Alliance Gaming Corporation, 1995 – 2000

•	Partner with the law firm of Schreck, Jones, Bernhard, Woloson & Godfrey, 1987 – 1995

•	Chief Deputy Attorney General for the Gaming Division of the Nevada Attorney General’s Office, where he served as Chief Legal Counsel to the Nevada Gaming Commission and the Nevada State Gaming Control Board

Stephen W. Morro first joined us in August 1988. As our President-Gaming Division, Morro is responsible for all areas of North America operations including sales, product development, engineering and manufacturing. Morro holds a BA in Business Administration from Gettysburg College. Positions held with IGT Include:

•	President — Gaming Division, 2005 – Present

•	Vice President Eastern Region Sales, 2004 – 2005

•	Director of Progressive Systems, 1996 – 2004

•	Vice President Domestic Marketing, 1993 – 1995

•	Director of Progressive Systems, 1990 – 1993

•	General Manager Atlantic City Progressive Systems, 1988 – 1990

Prior to jointing IGT, from 1986 – 1988, Morro worked in slot operations for Harrah’s in Reno and Lake Tahoe. From 1981 to 1986, Morro was a staff analyst for the New Jersey Casino Control Commission.

Maureen T. Mullarkey first joined us in 1989. As our Executive Vice President, Chief Financial Officer and Treasurer, Mullarkey directs investor relations, finance, accounting, treasury management, tax, information system and enterprise resource planning (ERP) functions. Mullarkey holds a BS from the University of Texas at Austin and an MBA from the University of Nevada, Reno. Positions held with IGT include:

•	Executive Vice President, Chief Financial Officer and Treasurer, 2003 – present

•	Senior Vice President, Chief Financial Officer and Treasurer 2001 – 2003

•	Vice President of Finance, Chief Financial Officer and Treasurer, 1999 – 2000

•	Chief Financial Officer, 1998 – 1999

Mullarkey held several financial positions at IGT before her appointment as Chief Financial Officer in 1998. Mullarkey was Chief Financial Officer at Zoho Corporation from 2000 to 2001.

Richard Pennington joined us in 1991. As our Executive Vice President of Corporate Strategy, Pennington is responsible for developing and implementing strategies that create value using corporate resources and perspectives. Pennington holds a BS in Business Administration from California State University at Pomona. Positions held with IGT include:

•	Executive Vice President of Corporate Strategy, 2005 – present

•	Executive Vice President of Product Development, 2003 – 2005

•	Senior Vice President of Product Management, 2001 – 2003

•	Vice President of Product Management, 1999 – 2001

•	Finance Director, 1997 – 1999

Pennington held several management positions in the finance and accounting areas at IGT prior to his appointment as Finance Director in 1997. Prior to joining us, Pennington held positions as Manager of Cost Accounting at Western Digital in Irvine, California and Manager of Accounting at Emerson Technologies LLP, an affiliate of Emerson Radio.

Equity Security Ownership of Management and Other Beneficial Owners

The following table sets forth information as of January 9, 2006 (except where another date is indicated) with respect to the beneficial ownership of our common stock by persons known to us to own beneficially more than 5% of the common stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding.

	Shares of IGT’s Common Stock
Name of Beneficial Owner	Owned	Options Exercisable Within 60 Days	Beneficially Owned(1)	Percent of Class(2)
Neil Barsky	2,440,000	88,000	2,528,000	*
Robert A. Bittman	33,138	109,000	142,138	*
Richard R. Burt	3,200	112,000	115.200	*
Anthony Ciorciari	41,134	276,640	317,774	*
Leslie S. Heisz	2,000	50,666	52,666	*
Robert A. Mathewson	18,500	50,666	69,166	*
Thomas J. Matthews	153,361	2,250,000	2,403,361	*
Robert Miller	0	112,000	112,000	*
Stephen Morro	2,101	145,000	147,101	*
Maureen T. Mullarkey	16,468	913,000	929,468	*
Frederick B. Rentschler	24,000	48,000	72,000	*
All executive officers and directors as a group (13 persons)	2,759,321	4,571,052	7,330,373	2.2%

Private Capital Management, Inc. and affiliates(3)	21,375,659	—	21,375,659	6.2%

*Less than 1%

(1) Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of January 9, 2006.

(2) Any securities not outstanding which are subject to options or conversion privileges exercisable within 60 days of January 9, 2006 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Information with respect to number of shares beneficially owned and percent of class derived from Schedule 13G reporting information as of December 31, 2004 and filed February 14, 2005. According to the Schedule 13G, Bruce S. Sherman is CEO and Gregg J. Powers is President of Private Capital Management, Inc. (“PCM”). In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by PCM’s clients and managed by PCM. Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM’s clients and disclaim the existence of a group. The business address of PCM is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108.

Executive Compensation

Summary Compensation Table

The following table summarizes all compensation paid for fiscal 2005, 2004, and 2003 to Thomas J. Matthews, who served as our Chief Executive Officer during fiscal 2005, and to the other four most highly compensated executive officers during fiscal 2005.

		Annual Compensation				Long-Term Compensation
						Awards Granted		Payouts
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)		Other Annual Compensation(3) ($)	Restricted Stock Award(s)(4) ($)	Securities Underlying Options(5) (#)	LTIP Payouts ($)	All Other Compensation ($)
Thomas J. Matthews	2005	650,000	1,442,371	(6)	—	—	—	—	78,994	(7)
President, Chief	2004	655,769	1,579,955	(6)	—	—	600,000	—	61,461	(7)
Executive Officer and	2003	450,000	1,554,000	(6)	—	—	—	—	49,884	(7)
Chief Operating Officer

Maureen T. Mullarkey	2005	450,000	765,002	(8)	—	99,960	45,000	—	54,740	(9)
Executive Vice	2004	450,385	904,993	(8)	—	53,550	160,000	—	49,342	(9)
President, Chief	2003	358,173	893,817	(8)	—	—	600,000	—	31,576	(9)
Financial Officer and
Treasurer

Stephen Morro	2005	338,846	511,497	(10)	—	28,560	295,000	—	84,764	(11)
President,	2004	228,384	287,907	(10)	—	24,990	135,000	—	26,489	(11)
Gaming Division	2003	203,639	284,564	(10)	—	—	40,000	—	22,665	(11)

Robert A. Bittman	2005	300,000	390,001	(12)	—	99,960	45,000	—	49,915	(13)
Executive Vice	2004	311,539	437,790	(12)	—	53,550	50,000	—	38,276	(13)
President,	2003	300,000	436,000	(12)	—	—	—	—	34,719	(13)
Product Strategy

Anthony Ciorciari	2005	300,000	390,101	(14)	—	99,960	40,000	—	72,841	(15)
Executive Vice	2004	285,673	434,654	(14)	—	53,550	50,000	—	33,419	(15)
President, Operations	2003	257,616	480,920	(14)	—	—	248,000	—	28,389	(15)

(1) Amounts shown include base salary earned and received by executive officers in the fiscal year. Salary and bonus amounts do not include any non-cash compensation.

(2) Amounts represent bonuses that were earned in the fiscal year but which may be paid in future fiscal years. Bonuses generally consist of two components, cash bonuses pursuant to IGT’s management bonus plan and cash bonuses pursuant to IGT’s cash sharing program, a broad based bonus program based on participant’s earned wages. For fiscal 2005, the size of the bonus pool for the management and cash sharing bonus awards was based on IGTs income from operations.

(3) During fiscal 2005, certain executive officers received perquisites, including tax or estate planning, medical reimbursement, personal training and golf fees. No executive officer received perquisites with an aggregate value exceeding $50,000 for the fiscal year.

(4) Amounts represent the dollar value of restricted stock on the date of grant.

On November 12, 2004, Ms. Mullarkey and Messrs. Morro, Bittman and Ciorciari were granted awards of restricted IGT common stock covering 2,800, 800, 2,800 and 2,800 shares, respectively. Each of these grants is scheduled to vest in 1/4th installments on each of the first through fourth anniversaries of the grant date. On December 31, 2003, Ms. Mullarkey and Messrs. Morro, Bittman and Ciorciari were granted awards of restricted IGT common stock covering 1,500, 700, 1,500 and 1,500 shares, respectively. Each of these grants is scheduled to vest in 1/5th installments on December 2, 2004, December 2, 2005, December 2, 2006, December 2, 2007 and December 2, 2008.

At September 30, 2005, Ms. Mullarkey and Messrs. Morro, Bittman and Ciorciari held 4,000, 1,360, 4,000 and 4,000 shares respectively, of IGT common stock subject to past restricted stock award grants that had not yet vested as of that date. These unvested share holdings were valued at $108,000, $36,720, $108,000 and $108,000 respectively, based upon the closing price of $27.00 for IGT’s common stock as of September 30, 2005.

The holder of any shares subject to a restricted stock award generally has the right to any dividends declared as to those shares unless and until such shares are forfeited in accordance with the terms of the applicable award.

(5) Amounts represent the number of shares of common stock underlying options granted (adjusted for the June 2003 4-for-1 stock split).

(6) Amounts for 2005, 2004 and 2003, respectively, include $65,003, $79,955 and $54,000 under IGT’s annual cash sharing bonus program.

(7) Amounts for 2005, 2004 and 2003, respectively, include $336, $336 and $432 for term life insurance premiums; $25,611, $24,357 and $22,858 of employer profit sharing contributions under IGT’s Profit Sharing 401(k) Plan; and $53,047, $36,769 and $26,594 of employer profit sharing contributions under IGT’s nonqualified executive deferred compensation plan.

(8) Amounts for 2005, 2004 and 2003, respectively, include $45,002, $54,993 and $43,817 paid under IGT’s cash sharing bonus program.

(9) Amounts for 2005, 2004 and 2003, respectively, include $336, $336 and $432 for term life insurance premiums; $25,611, $24,357 and $22,858 of employer profit sharing contributions under IGT’s Profit Sharing 401(k) Plan; and $28,793, $24,649 and $8,286 in employer profit sharing contributions under IGT’s nonqualified executive deferred compensation plan.

(10) Amounts for 2005, 2004, and 2003 respectively, include $34,497, $27,907 and $24,564 under IGT’s cash sharing bonus program.

(11) Amounts for 2005, 2004 and 2003, respectively, include $336, $336 and $432 for life insurance premiums; $25,611 $24,357 and $22,233 of employer profit sharing contributions under IGT’s Profit sharing 401(k) Plan; $2,925, $1,796 and $0 of employer profit sharing contributions under IGT’s nonqualified executive deferred compensation plan; $48,076, $0 and $0 for accrued discretionary time off paid in 2005 under IGT’s discretionary time off program; and $7,816, $0 and $0 for relocation expenses under IGT’s relocation program.

(12) Amounts for 2005, 2004 and 2003, respectively, include $30,001, $37,790 and $36,000 under IGT’s cash sharing bonus program.

(13) Amounts for 2005, 2004 and 2003, respectively, include $336, $336 and $432 for life insurance premiums; $25,611, $24,357 and $22,858 of employer profit sharing contributions under IGT’s Profit Sharing 401(k) Plan; $11,325, $13,583, and $11,429 of employer profit sharing contributions under IGT’s nonqualified executive deferred compensation plan; and $12,643, $0 and $0 for accrued discretionary time off paid in 2005 under IGT’s discretionary time off program.

(14) Amounts for 2005, 2004 and 2003, respectively, include $30,001, $34,654 and $30,920 under IGT’s cash sharing bonus program.

(15) Amounts for 2005, 2004 and 2003, respectively, include $336, $336, and $432 for term life insurance premiums; $25,611, $24,357 and $22,858 of employer profit sharing contributions under IGT’s Profit Sharing 401(k) Plan; $9,044, $8,726 and $5,099 of employer profit sharing contributions under IGT’s nonqualified executive deferred compensation plan; and $37,850, $0 and $0 for accrued discretionary time off paid in 2005 under IGT’s discretionary time off program.

Options

The tables below sets forth certain information regarding options granted and exercised during fiscal 2005 to the persons named in the Summary Compensation Table.

Option Grants

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	5%	10%
Thomas J. Matthews	—	—	—	—	—	—
Maureen T. Mullarkey	45,000	1.10	34.38	12/31/2014	972,963	2,465,679
Stephen Morro	15,000	0.37	34.38	12/31/2014	324,321	821,893
	280,000	6.83	30.19	03/01/2015	5,316,172	13,472,224
Robert A. Bittman	45,000	1.10	34.38	12/31/2014	972,963	2,465,679
Anthony Ciorciari	40,000	0.98	34.38	12/31/2014	864,856	2,191,715

(1) These options have a ten year term and vest in equal annual installments over five years.

Aggregated Option Exercises and Fiscal Year-End Option Values

	Options Exercised		Number of Securities Underlying Unexercised Options at 9/30/2005		Value of Unexercised In-the-Money Options at 9/30/2005
Name	Shares Acquired	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas J. Matthews	—	$—	1,700,000	1,300,000	$20,606,240	$7,600,000
Maureen T. Mullarkey	—	—	662,000	637,000	8,159,998	4,415,500
Stephen Morro	—	—	75,000	468,360	679,660	844,700
Robert A. Bittman	—	—	90,000	169,000	1,231,000	1,339,000
Anthony Ciorciari	—	—	149,600	292,800	1,708,842	2,057,776

Employment Contracts and Change in Control Arrangements

We entered into a three-year employment agreement with Thomas J. Matthews, under which he assumed the positions of President and Chief Executive Officer, effective as of October 27, 2003. The term of employment will be automatically extended for one year on each anniversary after the initial three-year term unless either we or Mr. Matthews provides at least 60 days’ written notice that the term will not be extended. The agreement provides for a minimum annual base salary of $650,000 per year, subject to annual review and increase by the Compensation Committee of the Board. In addition, Mr. Matthews will have an annual bonus opportunity that will be established each year by the Compensation Committee of the Board (but not to exceed 300% of base salary). Seventy percent (70%) of the bonus opportunity will be based on our annual year-over-year increase in operating income, and thirty percent (30%) will be payable based upon other objectives determined by the Compensation Committee. If we terminate Mr. Matthews’ employment without cause (as defined in the agreement) or because he dies or becomes disabled, or if he elects at his discretion to sever his relationship with IGT upon a transfer to a third party of 40% or more of our outstanding stock, we will pay Mr. Matthews (or his estate) a severance payment equal to two years’ base salary at the highest annualized rate in effect at any time during the term, payable in twenty-four (24) equal monthly installments, plus any applicable deferred bonus, and any unvested stock options held by him at that time will immediately vest in full. In addition, if we terminate Mr. Matthews’ employment without cause or if he elects to sever his relationship following a transfer to a third party of 40% or more of our outstanding stock, but not in the case of death or disability, we shall pay Mr. Matthews a one-time lump sum equal to a pro-rata portion of the bonus he would have been entitled to in the year in which the termination occurs, under the bonus plan described above, as determined by the Board. Mr. Matthews is also eligible to participate in our profit sharing, cash sharing, and employee stock purchase plans, as well as other employee benefit plans and programs for which he is otherwise eligible under the terms of such plans or programs. On October 27, 2003, Mr. Matthews was granted an option to purchase 600,000 shares of our common stock at a price of $31.57 per share. The award vests in three annual installments, with 100,000 shares vesting on the first anniversary of the grant, 200,000 shares vesting on the second anniversary and 300,000 shares vesting on the third anniversary of the grant date. Additionally, under his prior employment agreement Mr. Matthews was granted an option on December 30, 2001 to purchase 2,000,000 shares of our common stock at a price of $17.50 per share (after adjusting for the stock split effected in June 2003). That award vests in five equal annual installments beginning on the first anniversary of the award.

Maureen T. Mullarkey entered into a five-year employment agreement with us on January 12, 2001, and was appointed as our Senior Vice President and Chief Financial Officer effective March 2, 2001. The agreement was amended on January 27, 2003, and Ms. Mullarkey was promoted to the positions of Executive Vice President and Chief Financial Officer. The amended agreement provides for an annual base salary of $400,000, and extended the term of her employment for five years from the effective date of the agreement. At the end of the five-year term, Ms. Mullarkey’s employment will be at will. Ms. Mullarkey will receive minimum annual salary increases of at least $25,000 and is eligible to participate in our profit sharing, cash sharing, management bonus and employee stock purchase plans, as well as other employee benefit plans and programs for which she is otherwise eligible under the terms of such plans or programs. In addition, we will reimburse Ms. Mullarkey for up to $30,000 for financial advisory services over the term of the employment agreement. The bonus earned by Ms. Mullarkey through the management bonus program may not exceed 200% of base salary, and for each year that a bonus is earned, 25% of that bonus shall be accrued and paid two years later, provided that she remains employed by us at that time. IGT waived its right to require Ms. Mullarkey to defer the bonuses earned pursuant to her employment agreement in fiscal 2005. The management bonus is payable based upon the increase in our operating profits before incentives over the previous fiscal year, attainment of our fiscal year ERP program goals, and various management objectives set by the Chief Executive Officer in consultation with Ms. Mullarkey. In addition to the bonuses under her agreement, Ms. Mullarkey received a bonus of $50,000 for fiscal 2002, payment of which was deferred until December 2004. We may terminate Ms. Mullarkey for cause or upon her disability (in each case, as defined in the agreement). If we terminate Ms. Mullarkey’s employment without cause, or if she elects at her discretion to sever her relationship with IGT upon a transfer to a third party of 40% or more of our outstanding stock, she will be entitled to receive a lump sum payment equal to one year’s base salary and any applicable deferred bonus. Any stock options held by her at that time will immediately vest in full. We will also pay any premiums for Ms. Mullarkey’s health benefits under COBRA, to the extent she is eligible for COBRA benefits, for the shorter of one year or until she secures new employment. If Ms. Mullarkey dies during the term of the agreement, her estate (or other person as she has directed in writing) will be entitled to receive one year’s base salary and any deferred bonus. Additionally, in her employment agreement Ms. Mullarkey was granted an option to purchase 400,000 shares of our common stock at a price of $11.1875 per share (as adjusted in connection with our June 2003 stock split), and in the amended agreement, she was granted an option to purchase 600,000 shares of our common stock at a price of $19.10. Both of the options vest in five equal annual installments beginning on the first anniversary of the awards.

Our 1993 Stock Option Plan and our 2002 Stock Incentive Plan contain provisions that would be triggered by a change of control of IGT. Unless before a Change in Control Event, as defined in the plans, the Compensation Committee of our board of directors determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option will become immediately exercisable, restricted stock will vest, and performance-based awards will become payable.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC require our executive officers, directors, and persons who beneficially own more than 10% of our common stock, as well as certain affiliates of those persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC and NYSE. SEC regulations require these persons to furnish us with copies of all reports they file pursuant to Section 16(a). Based solely upon a review of the copies of the reports received by us, we believe that, during fiscal 2005 all filing requirements applicable to executive officers and directors were complied with in a timely manner.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The role of the Compensation Committee of the board of directors is to oversee our compensation programs and policies, review and approve all executive officers’ compensation, and administer certain incentive compensation programs. The Committee’s membership is determined by the Nominating and Corporate Governance Committee of the board of directors and is composed entirely of independent directors. The Compensation Committee regularly reports on its actions and recommendations at board meetings, and has the authority to engage the services of independent consultants and other advisors and experts as may be required for the Committee to carry out its duties.

Compensation Philosophy

Generally, IGT’s compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for IGT’s short-term and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

Executive Compensation

IGT’s management bonus plan is a cash-based incentive program to motivate and reward eligible employees for their contributions to IGT’s performance, and for fiscal 2005, was based on IGT’s income from operations. Individual cash bonus awards were made to the executive officers because the Committee believes such awards provide appropriate performance incentives. Individual cash bonus awards for executive officers other than the Chief Executive Officer were determined for fiscal 2005 by IGT’s Chief Executive Officer, Mr. Matthews, based upon his subjective evaluation of each officer’s individual performance.

The Committee also uses stock option and restricted stock awards made under the International Game Technology 2002 Stock Incentive Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the market value of IGT common stock on the date of grant, and typically vest at the rate of 20% per year over five years with exercisability dependent on continued employment. Stock options require IGT stock price appreciation in order for the employees to realize any benefit, thus directly aligning employee and stockholder interests.

Robert A. Bittman, Anthony Ciorciari, David D. Johnson, Steve Morro, Maureen T. Mullarkey and Richard Pennington all received stock option awards and restricted stock awards in fiscal 2005. These awards were granted based upon the Committee’s subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, ability to impact overall corporate and/or business unit financial results, each executive’s total compensation package, options and other stock awards previously granted, dilution effects, and industry practices and trends.

As one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to IGT and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

Chief Executive Compensation

Mr. Matthews has been our Chief Executive Officer since October 27, 2003. At that time, Mr. Matthews entered into an employment agreement with IGT, the primary terms of which are detailed in this proxy statement under the heading “Other Information — Employment Contracts and Change in Control Arrangements.”

During fiscal 2005, the Compensation Committee performed a review of Mr. Matthews’ compensation arrangements, including his employment agreement which has been in effect since October 27, 2003. As part of that process, the Compensation Committee used a tally sheet that ascribed dollar amounts to all components of Mr. Matthews’ compensation, including salary, bonus, executive benefits and the dollar value of prior stock option awards to assist the Committee in its review.

During fiscal 2005, Mr. Matthews received an annualized base salary of $650,000 pursuant to the terms of his employment agreement and a management bonus of $1,442,371. Under Mr. Matthews’ employment agreement, Mr. Matthews was eligible to receive a bonus for fiscal 2005 not to exceed 300% of his base salary; 70% of his bonus opportunity was to be based on IGT’s annual year-over-year increase in operating income, and 30% of his bonus opportunity was to be based upon managerial and strategic criteria determined by the Compensation Committee. Based on IGT’s operating income results for fiscal 2005 and the Compensation Committee’s subjective assessment of Mr. Matthews’ contributions to those results and his general performance for fiscal 2005, the Compensation Committee determined that Mr. Matthews’ bonus for fiscal 2005 would equal $1,377,368 (exclusive of payments under IGT’s annual cash sharing program). Mr. Matthews’ bonus pursuant to the annual cash sharing bonus program was $65,003 for fiscal 2005.

COMPENSATION COMMITTEE

Frederick B. Rentschler, Chairman
Richard R. Burt
Robert Miller

PERFORMANCE GRAPH

The following graph reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in our common stock for the five-year period from October 1, 2000 through September 30, 2005 in comparison to the Standard and Poor’s 500 Composite Index and our peer groups. The comparisons are not intended to forecast or be indicative of possible future performance of our common stock.

		2000	2001	2002	2003	2004	2005
International Game Technology	♦	100	126	206	337	434	331
S & P 500	■	100	73	58	73	83	93
Peer Group	Δ	100	148	202	321	377	439

The peer group includes Alliance Gaming Corp., GTECH Holdings Corp., Progressive Gaming International Corporation (formerly Mikhon Gaming Corp.), Shuffle Master, Inc. and WMS Industries, Inc.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT AUDITORS

Deloitte & Touche LLP were our independent auditors for the year ended September 30, 2005 and have reported on our consolidated financial statements included in the annual report which accompanies this proxy statement. Our independent auditors are appointed by our board of directors in consultation with the Audit Committee. The board has reappointed Deloitte & Touche LLP as our independent auditors for the year ending September 30, 2006. In the event that the shareholders do not approve Deloitte & Touche LLP as independent auditors, the selection of independent auditors will be reconsidered by the board. A representative of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

In accordance with its written charter, which was restated by the Board of Directors in March 2004, the Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality of IGT’s accounting, auditing and financial reporting practices.

The Audit Committee consists of three members, each of whom satisfy the independence, financial literacy and experience requirements of the NYSE. Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles and the system of internal controls and procedures designed to insure compliance with accounting standards and applicable laws and regulations. IGT’s independent auditors are responsible for auditing IGT’s financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2005, the Audit Committee had twelve regular meetings. The Audit Committee met and held discussions with management, the internal auditors and the independent auditors, Deloitte & Touche LLP. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors and the independent auditors. The Audit Committee discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.”

The Audit Committee reviewed and discussed the audited consolidated financial statements of IGT as of and for the year ended September 30, 2005 with management, the internal auditors and the independent auditors. The Board of Directors, including the Audit Committee, received an opinion of Deloitte & Touche LLP as to the conformity of such audited consolidated financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee discussed with IGT’s internal auditors and Deloitte & Touche LLP the overall scope and plans for their respective audits. The Audit Committee met regularly with the internal auditors and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, the evaluations of IGT’s internal controls and the overall quality of IGT’s accounting principles.

In addition, the Audit Committee obtained from Deloitte & Touche LLP written documentation describing all relationships between Deloitte & Touche LLP and IGT that might bear on Deloitte & Touche LLP’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with Deloitte & Touche LLP any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche LLP’s independence. The Audit Committee also considered whether the provision of other non-audit services by Deloitte & Touche LLP to IGT is compatible with maintaining Deloitte & Touche LLP’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Deloitte & Touche LLP for audit and non-audit services.

Based on the above-mentioned review and discussions with management, the internal auditors and Deloitte & Touche LLP, and subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that IGT’s audited consolidated financial statements be included in IGT’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, for filing with the SEC. The Audit Committee also recommended the selection of IGT’s independent auditors, and based on our recommendation, the Board of Directors has selected Deloitte & Touche LLP as IGT’s independent auditors for the fiscal year ending September 30, 2006, subject to shareholder ratification.

AUDIT COMMITTEE

Neil Barsky
Richard R. Burt
Leslie S. Heisz, Chairman

Fees Paid to Independent Registered Public Accountants

SEC rules effective May 6, 2003 require our Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent auditor, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) with certain limited exceptions. Our Audit Committee has concluded that the non-audit services provided by the Deloitte Entities are compatible with maintaining auditor independence. Aggregate fees for which we have been or expect to be billed for services rendered by the Deloitte Entities are presented below.

Years ended September 30	2005	2004
(in millions)
Audit(1)	$2.4	$1.1
Audit-related(2)	0.6	0.4
Tax(3)	1.7	2.2
Other	—	—
Total	$4.7	$3.7

(1)	Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide. Fiscal 2005 included additional fees related to our first SOX 404 attestation.

(2)	Audit-related fees relate to assurance and associated services that traditionally are performed by the independent accountant, including: attest services that are not required by statute or regulation; accounting consultation and audits in connection with mergers, acquisitions and divestitures; employee benefit plan audits; and consultation concerning financial accounting and reporting standards.

(3)	Tax fees include $0.8 million in fiscal 2005 and $1.2 million in fiscal 2004 for tax planning and advisory services, as well as tax preparation and compliance services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent public accountants, Deloitte & Touche LLP. The policy generally pre-approves certain specific services in the defined categories of audit services, audit-related services, and tax services up to specified amounts, and sets requirements for specific case-by-case pre-approval of discrete projects, those which may have a material effect on our operations or services over certain amounts. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual basis. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be presented to the full Audit Committee at its next scheduled meeting. The policy prohibits retention of the independent public accountants to perform the prohibited non-audit functions defined in Section 201 of the Sarbanes-Oxley Act or the rules of the SEC and also considers whether proposed services are compatible with the independence of the public accountants.

Recommendation of IGT Board of Directors

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting. Abstentions will have the effect of a “no” vote. Broker non-votes will have no effect on the results.

Our board of directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the year ending September 30, 2006.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Proposals of shareholders intended to be presented at our next annual meeting must be received by us by September 22, 2006 to be considered for inclusion in our proxy statement relating to that meeting. Shareholders desiring to present a proposal at the next annual meeting but who do not desire to have the proposal included in the proxy materials distributed by us must deliver written notice of such proposal to us prior to December 6, 2006 or the persons appointed as proxies in connection with the next annual meeting will have discretionary authority to vote on any such proposal.

GENERAL

Our annual report to shareholders, containing audited financial statements, accompanies this proxy statement. Our most recent annual report on Form 10-K as filed with the SEC is available on our website at http://www.IGT.com. Shareholders may also obtain a copy of the Form 10-K, without charge, upon written request to:

International Game Technology
Attn: Investor Relations
9295 Prototype Drive
Reno, Nevada 89521-8986
Telephone: (775) 448-0110
Fax: (775) 448-1137

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS

David D. Johnson
Secretary

Reno, Nevada
January 20, 2006

INTERNATIONAL GAME TECHNOLOGY
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

THIRD RESTATED CHARTER

The following will serve as a restatement of the Charter for the Audit Committee of the Board of Directors of International Game Technology (“IGT” or the “Company”).

1.	Purpose. The Audit Committee (the “Committee”) assists the Board of Directors (the “Board”) of IGT in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, including (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent public accountants’ qualifications and independence, (d) the performance of the Company’s internal audit function and independent public accountants, and (e) such other duties as may be directed by the Board. In addition, the Committee prepares an Audit Committee Report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent public accountants.

2.	Membership. The Committee will be comprised of three or more directors of IGT’s Board. All members of the Committee will be directors who meet the knowledge and independence requirements of the New York Stock Exchange, the SEC (including Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and other applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board on recommendation of the Governance Committee. The Chairperson of the Committee will be appointed by the Board.

3.	Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following:

3.1.	Independent Public Accountants

(a)	Selection; Fees. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and, where appropriate, terminate and replace such firm. Such independent public accountants shall report directly to and be ultimately accountable to the Committee.

(b)	Scope of Audit. Review, evaluate and approve the annual engagement proposal of the independent public accountants (including the proposed scope and approach of the annual audit).

(c)	Pre-Approval of Audit and Non-Audit Services. Pre-approve all auditing services and all non-auditing services to be performed by the independent public accountants. Such pre-approval can be given as part of the Committee’s approval of the scope of the engagement of the independent public accountants

Annex A – Page 1

or on an individual basis. The pre-approval of non-auditing services can be delegated by the Committee to one or more of its members, but the decision must be presented to the full Committee at the next scheduled meeting. The independent public accountants shall not be retained to perform the prohibited non-audit functions listed on Exhibit A.

(d)	Statement from Independent Public Accountants. Obtain and review from the independent public accountants at least annually a formal written statement regarding:

(i)	the independent public accountants’ internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent public accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountants, and any steps taken to deal with any such issues; and

(iii)	(in order to assess the independent public accountants’ independence) all relationships between the independent public accountants and the Company.

(e)	Hiring Policies. Set clear hiring policies for employees and former employees of the independent public accountants.

(f)	Review Problems. Review with the independent public accountants any audit problems or difficulties the independent public accountants may have encountered and management’s responses, including: (i) any restrictions on the scope of activities or access to requested information; (ii) any recommendations made by the independent public accountants as a result of the audit; (iii) any significant disagreements with management; (iv) any accounting adjustments that were noted or proposed by the independent public accountants but were “passed” (as immaterial or otherwise); (v) any communications between the audit team and the independent public accountants’ national office respecting auditing or accounting issues presented by the engagement; (vi) any “management” or “internal control” letter issued, or proposed to be issued, by the independent public accountants to the Company; and (vii) the responsibilities, budget and staffing of the Company’s internal audit function.

(g)	Review of the Independent Public Accountants. At least annually, evaluate the independent public accountants’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent public accountants. Ensure that the lead or coordinating audit partner having primary responsibility for the audit or review and the concurring or reviewing audit partner of the independent public accountants are rotated at least every five years and that other audit partners (as defined by the SEC) are rotated at least every seven years in accordance with rules promulgated by the SEC. Consider whether there should also be a regular rotation of the independent accountants. Present conclusions with respect to the independent public accountants to the full Board.

3.2.	Financial Reporting

(a)	Annual and Quarterly Financials. Review and discuss with management and the independent public accountants the Company’s annual and quarterly

Annex A – Page 2

financial statements (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent public accountants’ reviews of the quarterly financial statements), prior to the public release of such information.

(b)	Accounting Principles. Review with management and the independent public accountants (i) material accounting principles applied in financial reporting, including any material changes in the selection or application of accounting principles followed in prior years; (ii) any items required to be communicated by the independent public accountants in accordance with AICPA Statement of Auditing Standards (“SAS”) 61; and (iii) analyses prepared by management and/or the independent public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(c)	Press Releases. Discuss and review generally with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Review the type and presentation of information to be included in earnings press releases, including any use of “pro forma,” or “adjusted” non-GAAP, information.

(d)	Regulatory Developments. Review with management and the independent public accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

3.3.	Internal Audit and Risk Management

(a)	Internal Audit and Controls. Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function and the performance, appointment and replacement of the lead internal auditor, and review summaries of material internal audit reports and management’s responses. Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of control deficiencies.

(b)	Risk Management. Periodically discuss policies with respect to risk assessment and risk management, and the Company’s plans to monitor, control and minimize such risks and exposures, with the independent public accountants, internal auditors and management.

3.4.	Financial Reporting Processes

(a)	Reports. Obtain and review reports from the independent public accountants regarding:

(i)	all critical accounting policies and practices to be used by the Company;

(ii)	all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and

(iii)	all other material written communications between the independent public accountants and management, including any management letter or schedule of unadjusted differences.

Annex A – Page 3

3.5.	Legal and Regulatory Compliance

(a)	SEC Report. Prepare the annual report included in the Company’s proxy statement as required by the proxy rules issued or enforced by the SEC.

(b)	Complaints. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3.6.	Other

(a)	Recommendations; Reports. Regularly report to the Board on the Committee’s activities and make appropriate recommendations. Review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent public accountants, or the performance of the internal audit function.

(b)	Evaluation. Annually evaluate the performance of the Committee.

(c)	Review and Publication of Charter. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board, as appropriate, and publish the Charter as required by applicable law.

4.	Meetings

4.1.	Executive Sessions. The Committee shall meet periodically with the independent public accountants, internal auditors and management in separate executive sessions.

4.2.	Other Meetings. Other meetings will be with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members.

5.	Subcommittees. The Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Board or the Committee.

6.	Reliance; Experts; Cooperation; Expenses.

6.1.	Retention of Independent Counsel and Advisors. The Committee has the power, in its sole discretion, to retain at the Company’s expense such independent counsel, advisors and experts as it deems necessary or appropriate to carry out its duties.

6.2.	Reliance Permitted. The Committee will act in reliance on management, the Company’s independent public accountants, internal auditors, and advisors and experts, as it deems necessary or appropriate to enable it to carry out its duties.

6.3.	Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

Annex A – Page 4

6.4.	Required Participation of Employees. The Committee shall have unrestricted access to the Company’s employees, independent public accountants, internal auditors, internal and outside counsel, and may require any employee of the Company or representative of the Company’s outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors or experts.

6.5.	Expenses. The Company shall provide the Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for:

(a)	Compensation of the independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(b)	Compensation to any advisors employed by the Audit Committee under Section 6.1 hereof; and

(c)	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Annex A – Page 5

INTERNATIONAL GAME TECHNOLOGY

2002 STOCK INCENTIVE PLAN

(Composite Plan Document Reflecting Proposed Amendments)

-i-

TABLE OF CONTENTS

(continued)

8.1	Definitions	21

-ii-

INTERNATIONAL GAME TECHNOLOGY

2002 STOCK INCENTIVE PLAN

(Composite Plan Document Reflecting Proposed Amendments)

I. THE PLAN

1.1	Purpose

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. “Corporation” means International Game Technology, a Nevada corporation, and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

1.2	Administration and Authorization; Power and Procedure

(a)        Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b)        Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i)         to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive any Awards;

(ii)         to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii)        to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

(iv)        to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

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(v)        to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

(vi)        to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6;

(vii)       to adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 6.6, and provided that in no case (except due to an adjustment contemplated by Section 6.2 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any Option or Stock Appreciation Right; and

(viii)      to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, Non-Employee Directors shall be eligible for the Nonqualified Stock Option grants contemplated by Article VII and the provisions of Article VII shall be automatic and, to the maximum extent possible, self-effectuating.

(c)        Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d)        Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e)        Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.

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1.3	Participation

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive the Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article VII but shall not be eligible for any other Awards under this Plan.

1.4	Shares Available for Awards; Share Limits

Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration. Subject to adjustment as provided in or pursuant to this Section 1.4 or Section 6.2:

(a)        Aggregate Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan, other than Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII, shall not exceed 32,800,0001 shares of Common Stock. The maximum number of shares of Common Stock that may be delivered pursuant to all Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII shall not exceed 1,200,000 shares of Common Stock.

(b)        Individual Limits. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that are granted under this Plan during any fiscal year to any individual shall not exceed 4,000,000 shares. Additional limits are in Section 5.2(c).

(c)        Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Options intended as Incentive Stock Options granted under this Plan shall not exceed 32,800,000.

(d)        Full-Value Awards. Shares issued in respect of any “Full-Value Award” granted under this Plan shall be counted against the aggregate share limits set forth in Section 1.4(a) above as four (4) shares for every one (1) share actually issued in connection with such Award. (For example, if a Stock Bonus of 100 shares of Common Stock is granted under this Plan, 400 shares shall be charged against the applicable share limit in Section 1.4(a) in connection with that Award.) For this purpose, a “Full-Value Award” means any Award under this Plan that is not either: (1) a delivery of shares in respect of compensation earned but deferred, (2) a delivery of shares in respect of Option grants, or (3) a delivery of shares in respect of Stock Appreciation Right grants (provided that the exercise price per share of Common Stock under the related

_________________________

1The current aggregate share limit is 23,800,000 shares. Shareholders are being asked to approve an amendment to the Plan that would increase the aggregate share limit by an additional 9,000,000 shares so that the new aggregate share limit for the Plan would be 32,800,000 shares.

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Award, if applicable, or the initial share value specified in such Stock Appreciation Right grant is not less than the fair market value of a share of Common Stock on the date of grant).2

(e)        Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the applicable limit under Section 1.4(a) or other any other limit set forth above in this Section 1.4. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan and shall not count against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. In instances where a Stock Appreciation Right or other Award is settled in cash or any form other than shares of Common Stock, no shares shall be counted against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. The payment of cash dividends and dividend equivalents in conjunction with outstanding Awards shall not be counted against the shares available for issuance under this Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under this Plan.

(f)         Section 162(m). Adjustments to the share limit set forth in Section 1.4(a) as well as the other limits set forth above are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

1.5	Grant of Awards

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

_________________________

2The Plan currently limits the number of shares that may be delivered pursuant to Full-Value Awards to 2,205,000. Shareholders are being asked to approve an amendment to the Plan that would replace this limit with the new share-counting rules for Full-Value Awards described in this Section 1.4(d).

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1.6	Award Period

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7	Limitations on Exercise and Vesting of Awards

(a)        Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b)        Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 7.3, as the case may be.

(c)        Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8	Acceptance of Notes to Finance Exercise

The Corporation may, with the Committee’s approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(a)

The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(b)	The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.
(c)	The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.
(d)

If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day

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on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

(e)	If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.
(f)

The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.9	No Transferability

(a)        Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b)        Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

(c)        Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

(i)         transfers to the Corporation (for example, in connection with the cancellation or termination of the Award),

(ii)         the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii)	transfers pursuant to a QDRO if approved or ratified by the Committee,

(iv)        if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)        the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the

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exercise of Awards consistent with applicable laws and the express authorization of the Committee.

(d)        Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

II. EMPLOYEE OPTIONS

2.1	Grants

One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

2.2	Option Price

(a)        Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but in no case shall such purchase price be less than 100% (110% in the case of an Option intended as an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the Award Date.

(b)        Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. Any shares of Common Stock used to satisfy the exercise price of an Option that were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months prior to such use.

In addition to the payment methods described above, the Committee may, in its discretion, provide that an Option can be exercised in accordance with such cashless exercise procedures as the Committee may adopt in the circumstances.

2.3	Limitations on Grant and Terms of Incentive Stock Options

(a)        $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans

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of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b)        Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c)        Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4	Limits on 10% Holders

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

III. STOCK APPRECIATION RIGHTS

3.1	Grants

In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Employee either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2	Exercise of Stock Appreciation Rights

(a)        Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

(b)        Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised and settled in the form of Common Stock (as opposed to cash or other property), the number of underlying shares as to which the exercise related shall be counted against the applicable share limit(s) under Section 1.4 as opposed to only counting the number of shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares

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and is exercised at a time when the payment due to the Participant with respect to such exercise is 15,000 shares, 100,000 shares shall be charged against the applicable share limit(s) under Section 1.4 with respect to such exercise.) See Section 1.4(e) as to Stock Appreciation Rights paid in a form other than a Common Stock payment. The number of shares subject to a Stock Appreciation Right, and the related Option (if any), of a Participant shall be reduced by the number of underlying shares as to which the Stock Appreciation Right is exercised.

(c)        Stand-Alone Stock Appreciation Rights. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement.

3.3	Payment

(a)        Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

(i)         the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(ii)         the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b)        Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

3.4	Limited Stock Appreciation Rights

The Committee may grant to any Eligible Employee Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

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IV. RESTRICTED STOCK AWARDS

4.1	Grants

(a)        Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law), the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions (which may be based on performance criteria, the passage of time or such other facts as the Committee may provide or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“restricted shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b)        Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Employee a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

(c)        Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit restricted stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.2	Restrictions

(a)        Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award and rights in respect to Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either

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voluntarily or involuntarily, until the restrictions on such shares (or units in the case of a Stock Unit Award) have lapsed and the shares have become vested (or amounts paid in respect of the Stock Units).

(b)        Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting. Restricted Stock Awards and Stock Unit Awards may include dividend equivalent rights to the extent authorized by the Committee.

(c)        Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or Stock Units which cease to be eligible for vesting.

4.3	Return to the Corporation

Unless the Committee otherwise expressly provides, restricted shares or Stock Units that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, in such manner and on such terms as the Committee shall therein provide.

V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1	Grants of Performance Share Awards.

The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

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5.2	Special Performance-Based Share Awards.

Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for “performance-based compensation” under Section 162(m) of the Code (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively), other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated, segment, subsidiary, business division, channel or other operating group basis, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of Section 5.3(a) in order for such Award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

(a)        Eligible Class. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be key employees (including officers) of the Company.

(b)        Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

(c)        Maximum Performance-Based Award. Notwithstanding any other provision of this Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights which shall be subject to the limit set forth in Section 1.4(b)) that are granted to any one Participant in any one fiscal year shall not exceed 4,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any fiscal year as Performance-Based Awards shall not exceed $3,000,000.

(d)        Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based

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Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

(e)        Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(f)         Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

5.3	Grants of Stock Bonuses.

The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4	Deferred Payments.

The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

VI. OTHER PROVISIONS

6.1	Rights of Eligible Employees, Participants and Beneficiaries

(a)        Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

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(b)        No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c)        Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2	Adjustments; Acceleration

(a)        Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1)        proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any outstanding Awards, or

(2)        make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the

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distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

(b)        Acceleration of Awards Upon Change in Control. As to any Eligible Employee, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock and Stock Units shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to acceleration does not occur.

(c)        Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) or Section 7.7 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Board or the Committee through a plan or reorganization or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(d)        Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.3	Effect of Termination of Employment

(a)        General. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits

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thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or the Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

(b)        Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to Section 6.12 and the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, Stock Unit Award or other Award, to the extent such Award has not vested as of the termination of the Participant’s employment shall terminate on the date the Participant ceases to be employed by the Company without further payment or benefit of any kind; and any Option theretofore outstanding shall terminate.

(c)        Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.4	Compliance with Laws

This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock, the acceptance or promissory notes and/or payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5	Tax Withholding

(a)        Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount

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of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In the event shares are withholding to satisfy tax withholding obligations, in no event shall the number of shares withheld exceed the number required to satisfy the minimum required withholding.

(b)        Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

6.6	Plan Amendment, Termination and Suspension

(a)        Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Without limiting the generality of the foregoing, the Board may, at any time, amend any or all of the provisions of Article VII relating to Nonqualified Stock Option grants to Non-Employee Directors. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b)        Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

(c)        Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

(d)        Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this

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Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7	Privileges of Stock Ownership

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8	Effective Date of the Plan

The effective date of this Plan shall be the date that it is first approved by the Board (the “Effective Date”).

6.9	Term of the Plan

No Award shall be granted after the close of business on the day before the tenth anniversary of the Effective Date of this Plan (the “Termination Date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

6.10	Governing Law; Construction; Severability

(a)        Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

(b)        Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)	Plan Construction.

(1)    Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

(2)    Section 162(m). It is the further intent of the Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will

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qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11	Captions

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12	Effect of Change of Subsidiary, Division, or Unit Status

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company. A termination of employment shall also be deemed to occur if an employee is employed in a Company division or business unit and, in connection with the sale, spin-off or other divestiture of that division or unit, the employee’s employment is terminated and the employee does not otherwise continue as an employee of the Company. In the event of a sale, spin-off, or other divestiture of a Subsidiary, Company division or business unit, each employee who incurs a termination of employment in connection therewith (as determined by the Committee in its sole discretion) in accordance with either of the two preceding sentences shall be deemed to have been fully vested in his or her Awards immediately prior to such termination.

6.13	Non-Exclusivity of Plan

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII. NON-EMPLOYEE DIRECTOR OPTIONS

7.1	Participation

Options under this Article VII shall be made only to Non-Employee Directors.

7.2	Annual Option Grants

(a)        Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board of Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 40,000 shares.

(b)        Subsequent Annual Options. In each calendar year during the term of this Plan, commencing in 2003, there shall be granted automatically (without any action by the Committee

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or the Board) a Nonqualified Stock Option to purchase 24,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election).

(c)        Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4 shall be prorated within such limitation.

7.3	Option Price

The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

7.4	Option Period and Exercisability

Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall become exercisable at the rate of 33-1/3% per year as follows:

(a) the first installment shall vest on the earlier of (i) the first anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the year following the year in which the Award Date occurs;

(b) the second installment shall vest on the earlier of (i) the second anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the second year following the year in which the Award Date occurs;

(c) the third installment shall vest on the earlier of (i) the third anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the third year following the year in which the Award Date occurs.

7.5	Termination of Directorship

If a Non-Employee Director’s services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director’s services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

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7.6	Adjustments

Options granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee’s action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation (or, if stockholder approval of such agreement is not required, by the Board), and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

7.7	Acceleration Upon a Change in Control Event

Upon the occurrence of a Change in Control Event, each Option granted under Section 7.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

VIII. DEFINITIONS

8.1	Definitions

(a)        “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b)        “Award Agreement” shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

(c)        “Award Date” shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

(d)        “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e)        “Beneficiary” shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f)	“Board” shall mean the Board of Directors of the Corporation.

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(g)        “Cash-Based Awards” shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

(h)        “Cash Flow” shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

(i)	“Change in Control Event” shall mean any of the following:

(1)        The dissolution or liquidation of the Corporation (other than in the context of a transaction that does not constitute a Change in Control event under clause (2) below);

(2)        Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets to, one or more entities that are not Subsidiaries (a “Business Combination”), as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity or a parent (“Successor Entity”) thereof immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before the Business Combination (assuming for purposes of such determination that there is no change in the record ownership of the Corporation’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

(3)        Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than (i) an acquisition directly from the Company, (ii) an acquisition by the Company, or (iii) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

(4)        During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each new Board member was approved by a vote of at least a majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to

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the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(j)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k)	“Commission” shall mean the Securities and Exchange Commission.

(l)         “Committee” shall mean the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

(m)       “Common Stock” shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(n)        “Company” shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

(o)        “Corporation” shall mean International Game Technology, a Nevada corporation, and its successors.

(p)        “Eligible Employee” shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

(q)        “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(r)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(s)         “Fair Market Value” or any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, (iii) if the stock is not listed or admitted to trade on a national

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securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization, or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(t)         “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

(u)        “Nonqualified Stock Option” shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

(v)        “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w)       “Option” shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

(x)        “Participant” shall mean an Eligible Employee who has been granted an Award under this Plan or a Non-Employee Director who has received a Nonqualified Stock Option under Article VII.

(y)        “Performance-Based Award” shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(z)         “Performance Goals” shall mean earnings per share, or Cash Flow, or total stockholder return, or revenue growth, or operating income, or net earnings (before or after interest, taxes, depreciation and/or amortization), or return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof.

(aa)       “Performance Share Award” shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(bb)      “Personal Representative” shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

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(cc)	“Plan” shall mean this 2002 Stock Incentive Plan.

(dd)      “QDRO” shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

(ee)       “Restricted Stock Award” shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

(ff)        “Restricted Stock” shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(gg)       “Retirement” shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

(hh)       “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

(ii)         “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(jj)        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(kk)      “Stock Appreciation Right” shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

(ll)         “Stock Bonus” shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(mm)     “Stock Unit” shall mean a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

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(nn)       “Subsidiary” shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(oo)      “Total Disability” shall mean a “permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

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INTERNATIONAL GAME TECHNOLOGY

EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Effective as of December 8, 2005)

-i-

INTERNATIONAL GAME TECHNOLOGY

EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Effective as of December 8, 2005

The following constitute the provisions of the International Game Technology Employee Stock Purchase Plan (the “Plan”). The Plan was first adopted by the Board of Directors (the “Board”) of International Game Technology, a Nevada corporation (the “Corporation”) on February 26, 1987. The Plan was approved by the Corporation’s stockholders on February 16, 1988. This amendment to and restatement of the Plan is effective as of December 8, 2005.

1.	PURPOSE

The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Corporation pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Qualified Employees to remain in the employ of the Corporation (and those Subsidiaries which may be designated by the Committee as “Participating Subsidiaries”).

2.	DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the Common Stock, without par value, of the Corporation.

“Company” means, collectively, the Corporation and its Subsidiaries.

“Compensation” means (1) if the Qualified Employee is a salaried employee, the Qualified Employee’s regular salary from the Corporation (or the Participating Subsidiary that employs the Qualified Employee, as applicable) for the relevant period of time, or (2) if the Qualified Employee is not a salaried employee, the Qualified Employee’s regular gross pay from the Corporation (or the Participating Subsidiary that employs the Qualified Employee, as applicable) for the Qualified Employee’s regularly scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions

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to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, sales commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means International Game Technology, a Nevada corporation, and its successors.

“Effective Date” means February 26, 1987, the original effective date of this Plan. This amendment to and restatement of the Plan is effective as of December 8, 2005.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Fair Market Value” on any date means: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a share of Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a share of Common Stock on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar

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organization, the value as established by the Committee at such time for purposes of this Plan.

“Grant Date” means the first day of each Offering Period, as determined by the Committee and announced to potential Qualified Employees; provided, however, that no Grant Date may occur on or before the Exercise Date for the immediately preceding Offering Period.

“Offering Period” means the twelve-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, (i) a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period.

“Option” means the stock option to acquire Shares granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means a Qualified Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” has the meaning given to such term in Section 19(c).

“Plan” means this International Game Technology Employee Stock Purchase Plan, as amended from time to time.

“Qualified Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary” (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, “Qualified Employee” shall not include any employee: (i) who has not as of the Grant Date completed at least 90 days of continuous full-time employment with the Company; or (ii) whose customary employment is for 20 hours per week or less; or (iii) whose customary employment is for not more than five months in a calendar year.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16, as amended from time to time.

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“Section 16” means Section 16 of the Exchange Act.

“Share” means a share of Common Stock.

“Subscription Agreement” means the written agreement filed by a Qualified Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.	ELIGIBILITY

Any person employed as a Qualified Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Qualified Employee satisfying the requirements of Section 6.

4.	STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS
(a)

The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 12,600,000* Shares (after giving effect to the Corporation’s stock splits affecting the Common Stock through the July 2003 four-for-one stock split), subject to adjustments pursuant to Section 17. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

(b)

The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 12,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than 12 months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than 12 months.

(c)

Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

_________________________

*Reflects the December 2003 amendment approved by the Board to increase the Share limit by 3,000,000 Shares, which amendment is subject to approval by stockholders at the 2004 annual meeting of stockholders.

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5.	OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option was granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.	PARTICIPATION
(a)

A Qualified Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Qualified Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a stated amount (or, if the Committee so provides, a whole percentage) of the Qualified Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)

Notwithstanding the foregoing, a Participant may not elect to contribute more than ten percent (10%) of his or her Compensation during any one pay period and, in the case of a Contribution that is expressed as a stated amount, may not elect to contribute less than $10.00 for any one pay period as Plan Contributions; provided, however, that the Committee may establish different maximum and/or minimum limits on Contributions for any Offering Period prior to the start of such Offering Period. The Committee also may prescribe other limits, rules or procedures for Contributions.

(c)

Subscription Agreements shall contain the Qualified Employee’s authorization and consent to the Company’s withholding from his or her Compensation the amount of his or her Contributions. A Qualified Employee’s Subscription Agreement, and his or her participation election and withholding consent therein, shall be effective only with respect to the related Offering Period, and such Qualified Employee must timely file a new Subscription Agreement for each Offering Period in which he or she wishes to participate; provided, however, that the Committee may provide in advance of an Offering Period that Subscription Agreements, and participation elections and withholding consents therein, shall remain valid for subsequent Offering Periods, subject to such rules and procedures as the Committee may prescribe.

7.	METHOD OF PAYMENT OF CONTRIBUTIONS
(a)	The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of

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Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)

Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first payday which coincides with or immediately follows the applicable Grant Date and shall end on the last payday which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

(c)

Unless otherwise provided by the Committee in advance of an Offering Period, a Participant may not increase or decrease the level of his or her Contributions during an Offering Period (other than a termination of Contributions as contemplated by Section 7(d)).

(d)

A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(d) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements are not permitted.

(e)

During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.	GRANT OF OPTION
(a)

On each Grant Date, each Qualified Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant’s Account balance as

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of the applicable Exercise Date by the Option Price, subject to the limits of Section 8(c).

(b)

The Committee shall establish the method for determining the Option Price per Share of the Shares subject to an Option for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b). The Committee may provide prior to the start of an Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a Share on the Grant Date of that Offering Period, or (2) the Fair Market Value of a Share on the Exercise Date of that Offering Period, or (3) the lesser of the Fair Market Value of a Share on the Grant Date of that Offering Period or the Fair Market Value of a Share on the Exercise Date of that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per Share be less than the par value of a Share.

(c)

Notwithstanding anything else contained herein, the maximum number of Shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise a Qualified Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent:

(1)

it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2)

such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of a Qualified Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Qualified Employee may purchase under outstanding options shall be treated as stock owned by the Qualified Employee.

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9.	EXERCISE OF OPTION
(a)

Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

(b)

If any amount which is not sufficient to purchase a whole Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.	DELIVERY

As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such Shares, or if for any other reason the Corporation cannot issue or deliver Shares and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

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11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS
(a)

Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(d), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be a Qualified Employee.

(b)

If a Participant (1) ceases to be a Qualified Employee during an Offering Period but remains an employee of the Company through the Exercise Date (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Qualified Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an employee of the Company or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(e)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(c)

A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

12.	ADMINISTRATION
(a)

The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or

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persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)

Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

(c)

Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d)

Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)

In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

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13.	DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any Shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any Shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to Shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.	TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant’s death, to the Participant’s beneficiary pursuant to Section 13.

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15.	USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in Shares or from the general assets of the Corporation and, except for any Shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.	REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17.	ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)

proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

(b)

make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on

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other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.	TERM OF PLAN; AMENDMENT OR TERMINATION
(a)

This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after February 28, 2015 (after giving effect to the amendment approved by the Corporation’s stockholders at the 2005 annual meeting of stockholders which extended the term of this Plan) and this Plan shall terminate as of the Exercise Date immediately following such date unless sooner terminated pursuant to Section 4, Section 18, or this Section 19.

(b)

The Board may amend, modify or terminate this Plan at any time, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of the Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(c)	Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority

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pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Qualified Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval.

20.	NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.	CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Shares are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.	PLAN CONSTRUCTION
(a)

It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)

This Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences

14

in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)

If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.	EMPLOYEES’ RIGHTS
(a)

Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Qualified Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)

No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c)

A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24.	MISCELLANEOUS
(a)

This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

15

(b)

Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(c)

The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.	TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

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26.	NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this 8th day of December, 2005.

INTERNATIONAL GAME TECHNOLOGY

By:__________________________
       David D. Johnson

Its: Executive Vice President, General Counsel

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MAP

To Reno/Tahoe Int'l Airport
IGT
Prototype Dr.
N
W
E
S
U.S. 395
Gateway Dr.
South Meadows Parkway
(Map not to scale)

Directions from Reno/Tahoe Int'l Airport to International Game Technology

Take 395 South to S. Meadows Parkway Exit

Left on S. Meadows Parkway

Left on Gateway Dr.

Right on Prototype Dr.

Turn left at the main entrance to International Game Technology

INTERNATIONAL GAME TECHNOLOGY C/O BANK OF NEW YORK ATTN: STOCK TRANSFER ADMINISTRATION 101 BARCLAY ST., 11 EAST NEW YORK, NY 10286

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 6, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by International Game Technology in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 6, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Game Technology, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INTGT1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL GAME TECHNOLOGY

The Board of Directors recommends a vote "FOR" all of the nominees listed below, "FOR" approval of the amendments to the International Game Technology 2002 Stock Incentive Plan, "FOR" approval of the amendments to the International Game Technology Employee Stock Purchase Plan and "FOR" ratification of the appointment of Deloitte & Touche LLP as IGT's independent auditors for the fiscal year ending September 30, 2006.

		FOR all nominees listed	WITHHOLD AUTHORITY to vote for all nominees listed	EXCEPTIONS	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the nominee's number in the space provided below.)

Vote on Directors		☐	☐	☐
1.	Election of Directors
Nominees: 01 - Neil Barsky, 02 - Robert A. Bittman, 03 - Richard R. Burt, 04 - Leslie S. Heisz, 05 - Robert A. Mathewson, 06 - Thomas J. Matthews, 07 - Robert Miller and 08 - Frederick B. Rentschler

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

2.	Approval of the amendments to the International Game Technology 2002 Stock Incentive Plan;	☐	☐	☐	4.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent auditors for the fiscal year ending September 30, 2006;	☐	☐	☐

3.	Approval of the amendments to the International Game Technology Employee Stock Purchase Plan;	☐	☐	☐	5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.	☐	☐	☐

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, conservators, custodians, guardians or corporate officers should give full title.

(Please sign, date and return this proxy card in the enclosed envelope.)

For address changes/comments, please check this box and write them on the back where indicated.			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Your telephone or Internet vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned the proxy card. If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.

INTERNATIONAL GAME TECHNOLOGY P R O X Y ANNUAL MEETING OF SHAREHOLDERS, March 7, 2006

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated January 20, 2006, and accompanying Proxy Statement, and hereby appoints Thomas J. Matthews and David D. Johnson, and each of them, the proxies and attorneys-in-fact of the undersigned, with full power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of International Game Technology to be held on March 7, 2006 at 1:30 P.M., local time, at IGT's corporate offices, 9295 Prototype Drive, Reno, Nevada, and any and all adjournments thereof, and to vote there the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present as specified on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" ALL OF THE SPECIFIED DIRECTOR NOMINEES, "FOR" APPROVAL OF THE AMENDMENTS TO THE INTERNATIONAL GAME TECHNOLOGY 2002 STOCK INCENTIVE PLAN, "FOR" APPROVAL OF THE AMENDMENTS TO THE INTERNATIONAL GAME TECHNOLOGY EMPLOYEE STOCK PURCHASE PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be signed and dated, on the reverse side.)